                                                                                                      Execution

                                                                           CUSIP Number: Deal # _______________

===============================================================================================================

                                                 CREDIT AGREEMENT

                                                       Among

                                           THE PHOENIX COMPANIES, INC.,
                                          PHOENIX LIFE INSURANCE COMPANY
                                                        and
                                        PHOENIX INVESTMENT PARTNERS, LTD.,
                                                   as Borrowers,

                                             THE LENDERS NAMED HEREIN,

                                       WACHOVIA BANK, NATIONAL ASSOCIATION,
                                             as Administrative Agent,

                                               THE BANK OF NEW YORK,
                                               as Syndication Agent,

                                                        and

                                          HARRIS NESBITT FINANCING, INC.,
                                            JPMORGAN CHASE BANK, N.A.,
                                                        and
                                          PNC BANK, NATIONAL ASSOCIATION,
                                              as Documentation Agents

                                   $150,000,000 Senior Revolving Credit Facility

                                           WACHOVIA CAPITAL MARKETS, LLC
                                      Sole Lead Arranger and Sole Book Runner

                                             Dated as of June 6, 2006

===============================================================================================================

                                                 TABLE OF CONTENTS

                                                                                                           Page

                                                     ARTICLE I

                                                    DEFINITIONS

                                                    ARTICLE II

                                           AMOUNT AND TERMS OF THE LOANS

                                                    ARTICLE III

                                        CONDITIONS OF CLOSING AND BORROWING

3.1      Conditions of Closing...............................................................................38
3.2      Conditions of Borrowings............................................................................40

                                                       i

                                                    ARTICLE IV

                                          REPRESENTATIONS AND WARRANTIES

                                                     ARTICLE V

                                               AFFIRMATIVE COVENANTS

                                                    ARTICLE VI

                                                FINANCIAL COVENANTS

6.1      Maximum Consolidated Indebtedness to Total Capitalization...........................................50
6.2      Minimum Consolidated Net Worth......................................................................50
6.3      Minimum Risk-Based Capital..........................................................................50
6.4      Minimum A.M. Best Financial Strength Rating.........................................................50

                                                      ii

                                                    ARTICLE VII

                                                NEGATIVE COVENANTS

                                                   ARTICLE VIII

                                                     GUARANTY

                                                    ARTICLE IX

                                                 EVENTS OF DEFAULT

                                                     ARTICLE X

                                             THE ADMINISTRATIVE AGENT

                                                      iii

                                                    ARTICLE XI

                                                   MISCELLANEOUS

                                                      iv

                                                     EXHIBITS

Exhibit A             Form of Note
Exhibit B-1           Form of Notice of Borrowing
Exhibit B-2           Form of Notice of Conversion/Continuation
Exhibit C             Form of Compliance Certificate
Exhibit D             Form of Assignment and Assumption

                                                     SCHEDULES

Schedule 1.1(a)       Commitments and Notice Addresses
Schedule 4.6          Taxes
Schedule 4.7          Subsidiaries
Schedule 4.11         ERISA Events
Schedule 7.1          Liens

                                                       v

                                                 CREDIT AGREEMENT

         THIS CREDIT AGREEMENT, dated as of the 6th day of June, 2006, is made among THE PHOENIX COMPANIES,
INC., a Delaware corporation (the "Parent"), PHOENIX LIFE INSURANCE COMPANY, a New York stock insurance company
("PLIC") and PHOENIX INVESTMENT PARTNERS, LTD., a Delaware corporation ("PXP," and, collectively with the
Parent and PLIC, the "Borrowers," and each a "Borrower"), the Lenders (as hereinafter defined), WACHOVIA BANK,
NATIONAL ASSOCIATION, as Administrative Agent for the Lenders, THE BANK OF NEW YORK, as Syndication Agent for
the Lenders, and HARRIS NESBITT FINANCING, INC., JPMORGAN CHASE BANK, N.A., and PNC BANK, NATIONAL ASSOCIATION,
as Documentation Agents for the Lenders.

                                               BACKGROUND STATEMENT

         The Borrowers have requested that the Lenders make available to the Borrowers a revolving credit facility in the aggregate principal amount of $150,000,000.  The Borrowers will use the proceeds of these facilities as provided in Section 2.14.  The Lenders are willing to make available to the Borrowers the credit facilities described herein subject to and on the terms and conditions set forth in this Agreement.  Except as expressly provided in Article VIII with respect to the guaranty of the Parent, each Borrower shall be severally, and not jointly, liable for the Loans made to such Borrower hereunder.

                                                     AGREEMENT

         NOW, THEREFORE, in consideration of the mutual provisions, covenants and agreements herein contained, the parties hereto hereby agree as follows:

                                                     ARTICLE I

                                                    DEFINITIONS

         1.1      Defined Terms. For purposes of this Agreement, in addition to the terms defined elsewhere herein, the following terms have the meanings set forth below (such meanings to be equally applicable to the singular and plural forms thereof):

         "Account Designation Letter" means a letter from a Borrower to the Administrative Agent, duly completed and signed by an Authorized Officer of such Borrower and in form and substance reasonably satisfactory to the Administrative Agent, listing any one or more accounts to which such Borrower may from time to time request the Administrative Agent to forward the proceeds of any Loans made hereunder.

         "Acquisition" has the meaning given to such term in Section 7.4.

         "Acquisition Amount" has the meaning given to such term in Section 7.4(v).

         "Additional Lender" has the meaning given to such term in Section 2.20(a).

         "Adjusted LIBOR Rate" means, at any time with respect to any LIBOR Loan, a rate per annum equal to the
LIBOR Rate as in effect at such time plus the Applicable Percentage for LIBOR Loans as in effect at such time.

         "Administrative Agent" means Wachovia, in its capacity as Administrative Agent appointed under
Section 10.1, and its successors and permitted assigns in such capacity.

         "Administrative Questionnaire" means, with respect to each Lender, the administrative questionnaire in the form submitted to such Lender by the Administrative Agent and returned to the Administrative Agent duly completed by such Lender.

         "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.  Notwithstanding the foregoing, neither the Administrative Agent nor any Lender shall be deemed an
"Affiliate" of any Borrower.

         "Aggregate Credit Exposure" means, at any time, the aggregate principal amount of Loans outstanding at such time.

         "Agreement" means this Credit Agreement, as amended, modified, restated or supplemented from time to time in accordance with its terms.

         "A.M. Best" means A.M. Best Company and its successors and assigns.

         "Annual Statement" means the annual financial statement of any Insurance Subsidiary as required to be filed with any Insurance Regulatory Authority, together with all exhibits or schedules filed therewith, prepared in conformity with SAP. References to amounts on particular exhibits, schedules, lines, pages and columns on such Annual Statements are based on the formats promulgated by the NAIC for 2005 Annual Statements for the applicable type of insurance company. If such format is changed in future years so that different information is contained in such items or they no longer exist, it is understood that the reference is to information consistent with that recorded in the referenced item in the 2005 Annual Statement of the applicable
Insurance Subsidiary.

         "Applicable Percentage" means, at any time from and after the Closing Date, the applicable percentage
(i) to be added to the LIBOR Rate for purposes of determining the Adjusted LIBOR Rate and (ii) to be used in calculating the facility fee payable pursuant to Section 2.9(b), in each case as determined under the following matrix with reference to the Parent's non-credit-enhanced, senior unsecured long-term debt rating (the "Debt
Rating") by Moody's or Standard & Poor's (in each case based upon the higher of the two ratings):

                                                       2

---------------------------------------------------------------------------------------------------
                Parent                                        Applicable          Applicable
              Standard &       Parent                         Percentage          Percentage
                Poor's         Moody's       Facility      (Facility usage <    (Facility usage >
   Level        Rating         Rating          Fee              50%)                 50%)
---------------------------------------------------------------------------------------------------

     I        > = A-           > = A3         0.08%             0.27%               0.37%
    II        > = BBB+         > = Baa1       0.10%             0.40%               0.50%
    III       > = BBB          > = Baa2       0.125%            0.525%              0.625%
    IV        > = BBB-         > = Baa3       0.175%            0.675%              0.775%
     V        < BBB-           < Baa3         0.25%             0.85%               0.95%

---------------------------------------------------------------------------------------------------

         For purposes of the foregoing, (i) if at any time the difference between the Debt Rating by Moody's and Standard & Poor's is more than one rating grade, the rating one level above the lower rating will apply,
(ii) if either Moody's or Standard & Poor's shall not have in effect a Debt Rating, then the Applicable
Percentage shall be based upon the remaining rating, and (iii) each change in the Applicable Percentage shall be effective as of the date the applicable rating agency first publicly announces any change in its Debt
Rating; provided, however, that, notwithstanding the foregoing or anything else herein to the contrary, if at any time the Debt Rating is not available from either Moody's or Standard & Poor's, at all times from and including the date on which such Debt Rating is not available to the date on which either Moody's or Standard &
Poor's shall make publicly available such Debt Rating, each Applicable Percentage shall be determined in accordance with Level V of the above matrix.

         "Approved Fund" means any Fund that is administered or managed by (i) a Lender, (ii) an Affiliate of a
Lender, or (iii) a Person (or an Affiliate of a Person) that administers or manages a Lender.

         "Arranger" means Wachovia Capital Markets, LLC and its successors.

         "Asset Disposition" means any sale, assignment, lease, conveyance, transfer or other disposition by any Borrower or a Subsidiary thereof (whether in one or a series of transactions) of all or any of its assets, business or other properties (including Capital Stock of Subsidiaries, accounts receivable and other financial assets), other than (i) any Asset Disposition permitted under Sections 7.2(b)(i), 7.2(b)(v) (but only to the extent aggregate Net Cash Proceeds of such dispositions are less than $35,000,000), 7.2(b)(vi) or 7.2(d), (ii)
any Casualty Event, (iii) any disposition in the ordinary course of business of fixed or capital assets which are obsolete or worn out; (iv) the sale or liquidation of investments made in the ordinary course of business of the Borrowers and their Subsidiaries substantially as conducted on the Closing Date, (v) any disposition by an Insurance Subsidiary if and to the extent that the proceeds are required to be retained by the Insurance
Subsidiary in question in order to satisfy a regulatory requirement to which it is subject or to the extent that such retention is in the opinion of any applicable commissioner of insurance or other regulatory body necessary or appropriate to maintain the soundness of such insurance Subsidiary whether or not the opinion of such commissioner of insurance or regulatory body has the force of law; and (vi) any other dispositions for which the aggregate Net Cash Proceeds do not exceed $100,000,000 in any single fiscal year.

                                                       3

         "Assignment and Assumption" means an Assignment and Assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 11.6(b)), and accepted by the
Administrative Agent, in substantially the form of Exhibit D or any other form approved by the Administrative
Agent.

         "Authorized Officer" means, with respect to any action specified herein to be taken by or on behalf of a Borrower, any officer of such Borrower duly authorized by resolution of its board of directors or other governing body to take such action on its behalf, and whose signature and incumbency shall have been certified to the Administrative Agent by the secretary or an assistant secretary of such Borrower.

         "Bankruptcy Code" means 11 U.S.C. ss.ss. 101 et seq., as amended from time to time, and any successor statute.

         "Bankruptcy Event" means the occurrence of an Event of Default pursuant to Section 9.1(f) or
Section 9.1(g).

         "Base Rate" means the higher of (i) the per annum interest rate publicly announced from time to time by Wachovia in Charlotte, North Carolina, to be its prime rate (which may not necessarily be its lowest or best lending rate), as adjusted to conform to changes as of the opening of business on the date of any such change in such prime rate, and (ii) the Federal Funds Rate plus 0.5% per annum, as adjusted to conform to changes as of the opening of business on the date of any such change in the Federal Funds Rate.

         "Base Rate Loan" means, at any time, any Loan that bears interest at such time at the Base Rate.

         "Borrower" and "Borrowers" have the meaning given to such term in the introductory paragraph hereof.

         "Borrowing" means the incurrence by a Borrower (including as a result of conversions and continuations of outstanding Loans pursuant to Section 2.11) on a single date of a Loan of a single Type and, in the case of
LIBOR Loans, as to which a single Interest Period is in effect.

         "Borrowing Date" means, with respect to any Borrowing, the date upon which such Borrowing is made.

         "Business Day" means (i) any day other than a Saturday or Sunday, a legal holiday or a day on which commercial banks in Charlotte, North Carolina or New York, New York are authorized or required by law to be closed and (ii) in respect of any determination relevant to a LIBOR Loan, any such day that is also a day on which trading in Dollar deposits is conducted by banks in London, England in the London interbank Eurodollar market.

         "Capital Lease" means, with respect to any Person, any lease of property (whether real, personal or mixed) by such Person as lessee that is or is required to be, in accordance with GAAP, recorded as a capital lease on such Person's balance sheet.

                                                       4

         "Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock (whether voting or nonvoting, and whether common or preferred) of such corporation, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership, limited liability company or other equity interests of such Person; and in each case, any and all warrants, rights or options to purchase any of the foregoing.

         "Cash Equivalents" means (i) securities issued or unconditionally guaranteed or insured by the United
States of America or any agency or instrumentality thereof, backed by the full faith and credit of the United
States of America and maturing within one year from the date of acquisition, (ii) commercial paper issued by any Person organized under the laws of the United States of America, maturing within 180 days from the date of acquisition and, at the time of acquisition, having a rating of at least A-1 or the equivalent thereof by
Standard & Poor's Ratings Services or at least P-1 or the equivalent thereof by Moody's Investors Service,
Inc., (iii) time deposits and certificates of deposit maturing within 180 days from the date of issuance and issued by a bank or trust company organized under the laws of the United States of America or any state thereof
(y) that has combined capital and surplus of at least $500,000,000 or (z) that has (or is a subsidiary of a bank holding company that has) a long-term unsecured debt rating of at least A or the equivalent thereof by
Standard & Poor's Ratings Services or at least A2 or the equivalent thereof by Moody's Investors Service, Inc.,
(iv) repurchase obligations with a term not exceeding 30 days with respect to underlying securities of the types described in clause (i) above entered into with any bank or trust company meeting the qualifications specified in clause (iii) above, and (v) money market funds at least 95% of the assets of which are continuously invested in securities of the foregoing types.

         "Casualty Event" means, with respect to any property (including any interest in property) of any
Borrower or its Subsidiaries, any loss of, damage to, or condemnation or other taking of, such property for which such Borrower or Subsidiary receives insurance proceeds, proceeds of a condemnation award or other compensation.

         "CDO's" means all collateralized debt obligations issued by an SPE the assets of which are managed by the Borrowers or their Subsidiaries or, in the context of any Acquisition, by the target of such Acquisition, which debt obligations are non-recourse to the Borrowers and their Subsidiaries, or such Acquisition target,
(other than any SPE) regardless of whether or not such CDO's are reported or reflected on the consolidated balance sheets and other financial statements of the Borrowers from time to time.

         "Change in Law" means the occurrence, after the date of this Agreement, of any of the following: (i)
the adoption or taking effect of any law, rule, regulation or treaty, (ii) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental
Authority or (iii) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority.

         "Closing Date" means the first date upon which each of the conditions set forth in Section 3.1 shall have been satisfied or waived in accordance with the terms of this Agreement.

                                                       5

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute, and all rules and regulations from time to time promulgated thereunder.

         "Commitment" means, with respect to any Lender at any time, the commitment of such Lender to make
Loans in an aggregate principal amount at any time outstanding up to the amount set forth opposite such
Lender's name on Schedule 1.1(a) under the caption "Commitment" or, if such Lender has entered into one or more
Assignment and Assumptions, the amount set forth for such Lender at such time in the Register maintained by the
Administrative Agent pursuant to Section 11.6(c) as such Lender's "Commitment," in either case, as such amount may be reduced at or prior to such time pursuant to the terms hereof.

         "Commitment Increase" has the meaning given to such term in Section 2.20(a).

         "Commitment Increase Date" has the meaning given to such term in Section 2.20(c).

         "Company Action Level" means 200% of the Authorized Control Level Risk-Based Capital of PLIC. The
Authorized Control Level Risk-Based Capital of PLIC shall be computed in the manner from time to time prescribed by the Insurance Department of the State of New York for inclusion in the Annual Statement of PLIC to such Department. Such Authorized Control Level Risk-Based Capital currently appears on page 23 of such statement in column 1, line 30.

         "Compliance Certificate" means a fully completed and duly executed certificate in the form of
Exhibit C.

         "Consolidated Indebtedness" means, at any time, the aggregate (without duplication) of all
Indebtedness (whether or not reflected on the Parent's or any Subsidiary's balance sheet) of the Parent and its
Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that any Indebtedness (i)
incurred in connection with a transaction of the type described in Section 7.2(d)(iii), (ii) issued by an SPE and which is non-recourse to the Borrowers and their Subsidiaries (other than the SPE) or (iii) consisting of the net termination obligations under any Swap Contracts, in any such case, shall be excluded from Consolidated
Indebtedness.

         "Consolidated Net Income" means, for any period, net income (or loss) for the Parent and its
Subsidiaries for such period and as reflected on the consolidated financial statements of the Parent and its
Subsidiaries, determined on a consolidated basis in accordance with GAAP.

         "Consolidated Net Worth" means, at any time, the consolidated shareholders' equity of the Parent and its Subsidiaries determined in accordance with GAAP and as reflected on the consolidated financial statements of the Parent and its Subsidiaries; provided that the accounting effect of any CDO's resulting from the application of accounting standard FIN 46-R (Consolidation of Variable Interest Entities) shall be excluded in calculating Consolidated Net Worth.

         "Contingent Purchase Price Obligations" means any earnout obligations or similar deferred or contingent purchase price obligations of the Parent or any of its Subsidiaries incurred or created in connection with an Acquisition other than those related to the Philadelphia Financial Group.

                                                       6

         "Control" means, with respect to any Person, (i) the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, or (ii) the beneficial ownership of securities or other ownership interests of such Person having 10% or more of the combined voting power of the then outstanding securities or other ownership interests of such Person ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors or other governing body of such Person;
and the terms "Controlled" and "Controlling" have correlative meanings.

         "Credit Documents" means this Agreement, the Notes, the Fee Letter and all other agreements, instruments, documents and certificates now or hereafter executed and delivered to the Administrative Agent or any Lender by or on behalf of any Borrower or any Subsidiary thereof with respect to this Agreement, in each case as amended, modified, supplemented or restated from time to time.

         "Credit Exposure" means, with respect to any Lender at any time, the sum of the aggregate principal amount of all Loans made by such Lender that are outstanding at such time.

         "Default" means any event or condition that, with the passage of time or giving of notice, or both, would constitute an Event of Default.

         "Defaulting Lender" means any Lender that (i) has refused to fund, or otherwise defaulted in the funding of, its ratable share of any Borrowing requested and permitted to be made hereunder, (ii) has failed to pay to the Administrative Agent or any Lender when due an amount owed by such Lender pursuant to the terms of this Credit Agreement, unless such amount is subject to a good faith dispute, or (iii) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or to a receiver, trustee or similar official, and such refusal has not been withdrawn or such default has not been cured within three Business
Days.

         "Disqualified Capital Stock" means, with respect to any Person, any Capital Stock of such Person that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event or otherwise, (i) matures or is mandatorily redeemable or subject to any mandatory repurchase requirement, pursuant to a sinking fund obligation or otherwise, (ii) is redeemable or subject to any mandatory repurchase requirement at the sole option of the holder thereof, or (iii) is convertible into or exchangeable for (whether at the option of the issuer or the holder thereof) (y) debt securities or (z) any Capital Stock referred to in (i) or (ii) above, in each case under (i), (ii) or (iii)
above at any time on or prior to the first anniversary of the Maturity Date; provided, however, that only the portion of Capital Stock that so matures or is mandatorily redeemable, is so redeemable at the option of the holder thereof, or is so convertible or exchangeable on or prior to such date shall be deemed to be
Disqualified Capital Stock.

         "Dollars" or "$" means dollars of the United States of America.

         "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, written notices of noncompliance or violation, investigations or proceedings (collectively,

                                                       7

"Claims") relating in any way to any actual or alleged violation of or liability under any Environmental Law by any borrower or any of its Subsidiaries in respect of the conduct of their business or the ownership and/or operation of their respective properties, including, without limitation, (i) any and all Claims by Governmental
Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from any alleged injury or threat of injury to human health or the environment arising from exposure to, or the release or threatened release of, any Hazardous Substances.

         "Environmental Laws" means any and all federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, rules of common law and orders of courts or Governmental
Authorities, relating to the protection of human health, occupational safety with respect to exposure to
Hazardous Substances, or the environment, now or hereafter in effect, and in each case as amended from time to time, including, without limitation, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Substances.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute, and all rules and regulations from time to time promulgated thereunder.

         "ERISA Affiliate" means any Person (including any trade or business, whether or not incorporated)
deemed to be under "common control" with, or a member of the same "controlled group" as, the Borrowers or any of their Subsidiaries, within the meaning of Sections 414(b), (c), (m) or (o) of the Code or Section 4001 of
ERISA.

         "ERISA Event" means any of the following with respect to a Plan or Multiemployer Plan, as applicable:
(i) a Reportable Event, (ii) a complete or partial withdrawal by any Borrower or any ERISA Affiliate from a
Multiemployer Plan that results in liability under Section 4201 or 4204 of ERISA, or the receipt by any
Borrower or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA, (iii) the distribution by any Borrower or any ERISA Affiliate under Section 4041 or 4041A of ERISA of a notice of intent to terminate any Plan or the taking of any action to terminate any Plan, (iv) the commencement of proceedings by the PBGC under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by any Borrower or any ERISA Affiliate of a notice from any Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan, (v)
the institution of a proceeding by any fiduciary of any Multiemployer Plan against any Borrower or any ERISA
Affiliate to enforce Section 515 of ERISA, which is not dismissed within 30 days, (vi) the imposition upon any
Borrower or any ERISA Affiliate of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, or the imposition or threatened imposition of any Lien upon any assets of any Borrower or any ERISA Affiliate as a result of any alleged failure to comply with the Code or
ERISA in respect of any Plan, (vii) the engaging in or otherwise becoming liable for a nonexempt Prohibited
Transaction

                                                       8

by any Borrower or any ERISA Affiliate, or a violation of the applicable requirements of Section 404 or 405 of
ERISA or the exclusive benefit rule under Section 401(a) of the Code by any fiduciary of any Plan for which any
Borrower or any of their ERISA Affiliates may be directly or indirectly liable, (viii) the occurrence with respect to any Plan of any "accumulated funding deficiency" (within the meaning of Section 302 of ERISA and
Section 412 of the Code), whether or not waived, or (ix) the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if any Borrower or an ERISA Affiliate fails to timely provide security to such Plan in accordance with the provisions of such sections.

         "Event of Default" has the meaning given to such term in Section 9.1.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute, and all rules and regulations from time to time promulgated thereunder.

         "Excluded Taxes" means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Borrowers hereunder, (i) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, (ii) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which any Borrower is located and (iii) in the case of a Foreign
Lender (other than an assignee pursuant to a request by the Borrowers under Section 2.19(a)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or is attributable to such Foreign Lender's failure or inability
(other than as a result of a Change in Law) to comply with Section 2.17(e), except to the extent that such
Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the Borrowers with respect to such withholding tax pursuant to
Section 2.17(a).

         "Existing Loans" has the meaning given to such term in Section 2.20(d).

         "Federal Funds Rate" means, for any period, a fluctuating per annum interest rate (rounded upwards, if necessary, to the nearest 1/100 of one percentage point) equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the
Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative
Agent.

         "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

                                                       9

         "Fee Letter" means the letter from the Administrative Agent and the Arranger to the Borrowers, dated
May 2, 2006, relating to certain fees payable by the Borrowers in respect of the transactions contemplated by this Agreement, as amended, modified, restated or supplemented from time to time.

         "Financial Officer" means, with respect to each Borrower, the chief financial officer, vice president
- finance, principal accounting officer or treasurer of such Borrower.

         "Foreign Lender" means, with respect to the Borrowers, any Lender that is organized under the laws of a jurisdiction other than that in which the Borrowers are resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

         "Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

         "GAAP" means generally accepted accounting principles in the United States of America, as set forth in the statements, opinions and pronouncements of the Accounting Principles Board, the American Institute of
Certified Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained, as in effect from time to time (subject to the provisions of Section 1.2).

         "Governmental Authority" means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

         "Guaranty Obligation" means, with respect to any Person, any direct or indirect liability of such
Person with respect to any Indebtedness, liability or other obligation (the "primary obligation") of another
Person (the "primary obligor"), whether or not contingent, (i) to purchase, repurchase or otherwise acquire such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or provide funds (x) for the payment or discharge of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor (including, without limitation,, keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements), (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor in respect thereof to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss or failure or inability to perform in respect thereof; provided, however, that, with respect to the Borrowers and their Subsidiaries, the term Guaranty Obligation shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guaranty Obligation of any guaranteeing Person hereunder shall be deemed to be the lower of (a) an amount equal to the stated or determinable

                                                       10

amount of the primary obligation in respect of which such Guaranty Obligation is made and (b) the maximum amount for which such guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Guaranty Obligation, unless such primary obligation and the maximum amount for which such guaranteeing Person may be liable are not stated or determinable, in which case the amount of such Guaranty
Obligation shall be such guaranteeing Person's maximum reasonably anticipated liability in respect thereof as determined by such guaranteeing Person in good faith.

         "Hazardous Substance" means any substance or material meeting any one or more of the following criteria: (i) it is or contains a substance designated as a hazardous waste, hazardous substance, hazardous material, pollutant, contaminant or toxic substance under any Environmental Law, (ii) it is toxic, explosive, corrosive, ignitable, infectious, radioactive, mutagenic or otherwise hazardous to human health or the environment and is or becomes regulated by any Governmental Authority, (iii) its presence may require investigation or response under any Environmental Law, (iv) it constitutes a nuisance, trespass or health or safety hazard to Persons or neighboring properties, or (v) it is or contains, without limiting the foregoing, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or wastes, crude oil, nuclear fuel, natural gas or synthetic gas.

         "Increasing Lender" has the meaning given to such term in Section 2.20(a).

         "Indebtedness" means, with respect to any Person, without duplication, (i) all indebtedness for borrowed money; (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business on ordinary terms but including Contingent Purchase Price Obligations as determined in good faith by the Borrowers); (iii) all non-contingent reimbursement or payment obligations with respect to Surety Instruments to the extent such
Surety Instruments support payment of Indebtedness; (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (v) all indebtedness created arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person
(even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (vi) all obligations with respect to Capital Leases; (vii)
all monetary obligations of such Person under a so-called synthetic or tax retention lease, or any other agreement for the use or possession of property creating obligations which do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as
Indebtedness of such Person (without regard to accounting treatment); (viii) all net termination obligations with respect to Swap Contracts; (ix) all Disqualified Capital Stock issued by such Person, with the amount of
Indebtedness represented by such Disqualified Capital Stock being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed repurchase price; (x) all indebtedness referred to in clauses (i) through (ix) above (A) of any partnership or unincorporated Joint Venture in which such Person is a general partner or joint venturer to the extent such Person is liable therefor or (B) secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by

                                                       11

such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and
(xi) all Guaranty Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (x) above; provided that any obligations reflecting or arising from any CDO's shall not be considered Indebtedness.

         "Indemnified Taxes" means Taxes other than Excluded Taxes.

         "Insurance Regulatory Authority" means, with respect to the Parent, PLIC or any Insurance Subsidiary, the insurance department or similar Governmental Authority charged with regulating insurance companies or insurance holding companies, in its jurisdiction of domicile and, to the extent that it has regulatory authority over such Person, in each other jurisdiction in which such Person conducts business or is licensed to conduct business.

         "Insurance Subsidiary" means any direct or indirect Subsidiary of the Parent the ability of which to pay dividends is regulated by an Insurance Regulatory Authority or that is otherwise required to be regulated thereby in accordance with the applicable Requirements of Law of its jurisdiction of domicile.

         "Intellectual Property" means (i) all inventions (whether or not patentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissues, continuations, continuations-in-part, divisions, revisions, extensions, and reexaminations thereof, (ii) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith,
(iii) all copyrightable works and all copyrights (registered and unregistered), (iv) all trade secrets and confidential information (including, without limitation, financial, business and marketing plans and customer and supplier lists and related information), (v) all computer software and software systems (including, without limitation, data, databases and related documentation), (vi) all Internet web sites and domain names, (vii) all technology, know-how, processes and other proprietary rights, and (viii) all licenses or other agreements to or from third parties regarding any of the foregoing.

         "Interest Period" has the meaning given to such term in Section 2.10.

         "Investments" has the meaning given to such term in Section 7.4.

         "Joint Venture" means a single-purpose corporation, partnership, joint venture or other similar legal arrangement (whether created by contract or conducted through a separate legal entity), excluding any such entity that qualifies as a Subsidiary, now or hereafter formed by any Borrower or a Subsidiary thereof with another
Person in order to conduct a common venture or enterprise with such Person; provided that, for the avoidance of doubt, an investment limited partnership or similar arrangement between the Borrowers and their Subsidiaries and one or more other Persons such as a private equity fund, hedge fund or like investment vehicle or any similar kind of venture capital investment shall not be a Joint Venture where the Investment by the Borrowers and their
Subsidiaries does not include material management or operational control and is being made in the ordinary course of business of the Borrowers and their Subsidiaries.

                                                      12

         "Lender" means each Person signatory hereto as a "Lender" and each other Person that becomes a
"Lender" hereunder pursuant to Section 2.20 or Section 11.6, and their respective successors and assigns.

         "Lending Office" means, with respect to any Lender, the office of such Lender designated as such in such Lender's Administrative Questionnaire or in connection with an Assignment and Assumption, or such other office as may be otherwise designated in writing from time to time by such Lender to the Borrowers and the
Administrative Agent. A Lender may designate separate Lending Offices as provided in the foregoing sentence for the purposes of making or maintaining different Types of Loans, and, with respect to LIBOR Loans, such office may be a domestic or foreign branch or Affiliate of such Lender.

         "LIBOR Loan" means, at any time, any Loan that bears interest at such time at the applicable Adjusted
LIBOR Rate.

         "LIBOR Rate" means, with respect to each LIBOR Loan comprising part of the same Borrowing for any
Interest Period, an interest rate per annum obtained by dividing (i) (y) the rate of interest (rounded upward, if necessary, to the nearest 1/16 of one percentage point) appearing on Telerate Page 3750 (or any successor page) or (z) if no such rate is available, the rate of interest determined by the Administrative Agent to be the rate or the arithmetic mean of rates (rounded upward, if necessary, to the nearest 1/16 of one percentage point) at which Dollar deposits in immediately available funds are offered to first-tier banks in the London interbank Eurodollar market, in each case under (y) and (z) above at approximately 11:00 a.m., London time, two
Business Days prior to the first day of such Interest Period for a period substantially equal to such Interest
Period and in an amount substantially equal to the amount of Wachovia's LIBOR Loan comprising part of such
Borrowing, by (ii) the amount equal to 1.00 minus the Reserve Requirement (expressed as a decimal) for such
Interest Period.

         "Lien" means any mortgage, pledge, hypothecation, assignment, security interest, lien (statutory or otherwise), charge or other encumbrance of any nature, whether voluntary or involuntary, including, without limitation, the interest of any vendor or lessor under any conditional sale agreement, title retention agreement, Capital Lease or any other lease or arrangement having substantially the same effect as any of the foregoing.

         "Loan" or "Loans" has the meaning given to such term in Section 2.1.

         "Margin Stock" has the meaning given to such term in Regulation U.

         "Material Adverse Effect" means a material adverse effect upon (A) the business, assets, properties, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries, taken as a whole, (B) the ability of any Borrower or a Subsidiary thereof to perform its obligations under this Agreement or any of the other Credit Documents to which it is a party or (C) the legality, validity or enforceability of this Agreement or any of the other Credit Documents or the rights and remedies of the Administrative Agent and the Lenders hereunder and thereunder.

         "Maturity Date" means the third anniversary of the Closing Date.

                                                      13

         "Moody's" means Moody's Investors Service, Inc., and its successors and assigns.

         "Multiemployer Plan" means any "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA to which any Borrower or any ERISA Affiliate makes, is making or is obligated to make contributions or has made or been obligated to make contributions.

         "Net Cash Proceeds" means, in the case of any Asset Disposition or Casualty Event, the aggregate cash proceeds received by any Borrower or a Subsidiary thereof in respect thereof, less (i) reasonable fees and out-of-pocket expenses payable by the Parent or any of its Subsidiaries in connection therewith, (ii) taxes paid or payable as a result thereof and (iii) any amount of proceeds retained in escrow or by another party to assure performance of the transaction (including debt service reserve funds), it being understood that the term
"Net Cash Proceeds" shall include, as and when received, any cash released from escrow or other restrictions under clause (iii) or received upon the sale or other disposition of any non-cash consideration received by any
Borrower or a Subsidiary thereof in respect of any Asset Disposition.

         "Notes" means, with respect to any Lender requesting the same, the promissory notes of the Borrowers in favor of such Lender evidencing the Loans made by such Lender pursuant to Section 2.1, in substantially the form of Exhibit A, together with any amendments, modifications and supplements thereto, substitutions therefor and restatements thereof.

         "Notice of Borrowing" has the meaning given to such term in Section 2.2(b).

         "Notice of Conversion/Continuation" has the meaning given to such term in Section 2.11(b).

         "Obligations" means, with respect to any Borrower, all principal of and interest (including interest accruing after the filing of a petition or commencement of a case by or with respect to such Borrower seeking relief under any applicable federal and state laws pertaining to bankruptcy, reorganization, arrangement, moratorium, readjustment of debts, dissolution, liquidation or other debtor relief, specifically including, without limitation, the Bankruptcy Code and any fraudulent transfer and fraudulent conveyance laws, whether or not the claim for such interest is allowed in such proceeding) on the Loans and all fees, expenses, indemnities and other obligations owing, due or payable at any time by such Borrower to the Administrative Agent, any
Lender or any other Person entitled thereto, under this Agreement or any of the other Credit Documents, and all payment and other obligations owing or payable at any time by such Borrower to any of the foregoing, in each case whether direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, and whether existing by contract, operation of law or otherwise.

         "OFAC" means the U.S. Department of the Treasury's Office of Foreign Assets Control, and any successor thereto.

         "Other Taxes" means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Credit Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other
Credit Document.

                                                      14

         "Parent" has the meaning given to such term in the introductory paragraph hereof.

         "Participant" has the meaning given to such term in Section 11.6(d).

         "PATRIOT Act" means the Uniting and Strengthening America by Providing Appropriate Tools Required to
Intercept and Obstruct Terrorism (USA PATRIOT Act of 2001), as amended from time to time, and any successor statute, and all rules and regulations from time to time promulgated thereunder.

         "Payment Office" means the office of the Administrative Agent designated on Schedule 1.1(a) under the heading "Instructions for wire transfers to the Administrative Agent," or such other office as the
Administrative Agent may designate to the Lenders and the Borrowers for such purpose from time to time.

         "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA, and any successor thereto.

         "Permitted Acquisition" has the meaning given to such term in Section 7.4(v).

         "Permitted Joint Venture" has the meaning given to such term in Section 7.4(vi).

         "Permitted Liens" has the meaning given to such term in Section 7.1.

         "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "Plan" means any "employee pension benefit plan" within the meaning of Section 3(2) of ERISA that is subject to the provisions of Title IV of ERISA (other than a Multiemployer Plan) and to which any Borrower or any ERISA Affiliate may have any liability.

         "Prohibited Transaction" means any transaction described in (i) Section 406 of ERISA that is not exempt by reason of Section 408 of ERISA or by reason of a Department of Labor prohibited transaction individual or class exemption or (ii) Section 4975(c) of the Code that is not exempt by reason of Section
4975(c)(2) or 4975(d) of the Code.

         "Reference Period" with respect to any date of determination, means (except as may be otherwise expressly provided herein) the period of 12 consecutive fiscal months of the Borrowers immediately preceding such date or, if such date is the last day of a fiscal quarter, the period of four consecutive fiscal quarters ending on such date.

         "Register" has the meaning given to such term in Section 11.6(c).

         "Regulations D, T, U and X" means Regulations D, T, U and X, respectively, of the Federal Reserve
Board, and any successor regulations.

         "Related Parties" means, with respect to any Person, such Person's Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person's Affiliates.

                                                      15

         "Reportable Event" means, with respect to any Plan, (i) any "reportable event" within the meaning of
Section 4043(c) of ERISA for which the 30-day notice under Section 4043(a) of ERISA has not been waived by the
PBGC (including, without limitation, any failure to meet the minimum funding standard of, or timely make any required installment under, Section 412 of the Code or Section 302 of ERISA, regardless of the issuance of any waivers in accordance with Section 412(d) of the Code), (ii) any such "reportable event" subject to advance notice to the PBGC under Section 4043(b)(3) of ERISA, (iii) any application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code, and (iv) a cessation of operations described in Section 4062(e) of ERISA.

         "Required Lenders" means, at any time, the Lenders holding outstanding Loans and Unutilized
Commitments (or, after the termination of the Commitments, outstanding Loans) representing at least 51% of the aggregate, at such time, of all outstanding Loans and Unutilized Commitments (or, after the termination of the
Commitments, the aggregate at such time of all outstanding Loans).

         "Requirement of Law" means, with respect to any Person, the charter, articles or certificate of organization or incorporation and bylaws or other organizational or governing documents of such Person, and any statute, law, treaty, rule, regulation, order, decree, writ, injunction or determination of any arbitrator or court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject or otherwise pertaining to any or all of the transactions contemplated by this Agreement and the other Credit Documents.

         "Reserve Requirement" means, with respect to any Interest Period, the reserve percentage (expressed as a decimal and rounded upwards, if necessary, to the next higher 1/100th of 1%) in effect from time to time during such Interest Period, as provided by the Federal Reserve Board, applied for determining the maximum reserve requirements (including, without limitation, basic, supplemental, marginal and emergency reserves)
applicable to Wachovia under Regulation D with respect to "Eurocurrency liabilities" within the meaning of
Regulation D, or under any similar or successor regulation with respect to Eurocurrency liabilities or
Eurocurrency funding.

         "Responsible Officer" means, with respect to any Borrower, the president, the chief executive officer, the chief financial officer, any executive officer, or any other Financial Officer of such Borrower, and any other officer or similar official thereof responsible for the administration of the obligations of such
Borrower in respect of this Agreement or any other Credit Document.

         "Risk Based Capital Ratio" means, as of any time the same is to be determined, the ratio of adjusted capital of PLIC to the Company Action Level of PLIC. Adjusted capital, for the purpose of this definition, shall be computed in the manner from time to time prescribed by the Insurance Department of the State of New
York as total adjusted capital for inclusion in the Annual Statement of PLIC to such department (currently appearing on page 23 of such annual statement in column 1, line 29 and currently consisting of capital and surplus, the asset valuation reserve of PLIC and 50% of PLIC's dividend liability).

                                                      16

         "Sanctioned Country" means a country subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treas.gov/offices/enforcement/ofac/, or as otherwise published from time to time.

         "Sanctioned Person" means (i) a Person named on the list of Specially Designated Nationals or Blocked
Persons maintained by OFAC available at http://www.treas.gov/- offices/enforcement/ofac/sdn/index.shtml, or as otherwise published from time to time, or (ii) (A) an agency of the government of a Sanctioned Country, (B) an organization controlled by a Sanctioned Country, or (C) a Person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC.

         "SAP" means, with respect to PLIC and any other Insurance Subsidiary, the statutory accounting practices prescribed or permitted by the relevant Insurance Regulatory Authority of its jurisdiction of domicile, consistently applied and maintained, as in effect from time to time (subject to the provisions of
Section 1.2).

         "SPE" means any special purpose entity that (i) is a Subsidiary of a Borrower or (ii) the assets of which are managed by the Borrowers or their Subsidiaries and, in either case, which is established for the limited purposes of (x) issuing CDO's, or other securities, interests or obligations in a securitization, monetization or other structured transaction, (y) holding assets to collateralize such CDO's, securities, interests or obligations, and/or (z) taking other actions reasonably related to the foregoing.

         "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw Hill Companies,
Inc. and its successors and assigns.

         "Subsequent Borrowings" has the meaning given to such term in Section 2.20(d).

         "Subsidiary" means, with respect to any Person, any corporation or other Person of which more than 50%
of the outstanding Capital Stock having ordinary voting power to elect a majority of the board of directors, board of managers or other governing body of such Person, is at the time, directly or indirectly, owned or controlled by such Person and one or more of its other Subsidiaries or a combination thereof (irrespective of whether, at the time, securities of any other class or classes of any such corporation or other Person shall or might have voting power by reason of the happening of any contingency). When used without reference to a parent entity, the term "Subsidiary" shall be deemed to refer to a Subsidiary of any Borrower.

         "Surety Instrument" means all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

         "Swap Contract" means any agreement (including any master agreement and any agreement, whether or not in writing, relating to any single transaction) that is an interest rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity option, equity or equity index swap or option, bond option, interest rate option, forward foreign exchange agreement, rate cap, collar or floor agreement, currency swap agreement, cross currency rate swap agreement, swaption, currency option or any other, similar agreement (including any option to enter into any of the foregoing).

                                                      17

         "Taxes" means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

         "Termination Date" means the Maturity Date or such earlier date of termination of the Commitments pursuant to Section 2.5, Section 2.6(e) or Section 9.2.

         "Total Capitalization" means, as of any date of determination, the sum of (i) Consolidated Net Worth as of such date and (ii) Consolidated Indebtedness as of such date.

         "Type" has the meaning given to such term in Section 2.2(a).

         "Unutilized Commitment" means, with respect to any Lender at any time, such Lender's Commitment at such time less the aggregate principal amount of all Loans made by such Lender that are outstanding at such time.

         "Wachovia" means Wachovia Bank, National Association, and its successors and assigns.

         1.2      Accounting Terms; GAAP and SAP.  Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP or SAP, as the context requires, each as in effect from time to time; provided that, the covenants set forth in Sections 6.1 through 6.3 and other computations under the Credit Documents will be calculated based upon relevant accounting principles and risk based capital rules in effect as of the Closing Date. Any Borrower may notify the Administrative Agent that the Borrowers request an amendment to any provision hereof to eliminate or reflect the effect of any change occurring after the date hereof in GAAP or SAP or the risk based capital rules, as the case may be, or in the application thereof on the operation of such provision (or the Administrative Agent may notify the
Borrowers that the Required Lenders request an amendment to any provision hereof for such purpose), and the parties agree to negotiate in good faith regarding any such requested amendment.

         1.3      Other Terms; Construction.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall." Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented, restated or otherwise modified
(subject to any restrictions on such amendments, supplements, restatements or modifications set forth herein or in any other Credit Document), (ii) any reference herein to any Person shall be construed to include such
Person's successors and assigns permitted hereunder, (iii) the words "herein," "hereof" and "hereunder," and words of similar import when used in any Credit Document, shall be construed to refer to such Credit Document in its entirety and not to any particular provision thereof, (iv) all references in a Credit Document to
Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and
Exhibits and

                                                      18

Schedules to, the Credit Document in which such references appear, (v) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                                                  ARTICLE II

                                         AMOUNT AND TERMS OF THE LOANS

         2.1      Commitments. Each Lender severally agrees, subject to and on the terms and conditions of this Agreement, to make loans (each, a "Loan," and collectively, the "Loans") to the Borrowers, from time to time on any Business Day during the period from and including the Closing Date to but not including the
Termination Date, in an aggregate principal amount at any time outstanding not exceeding its Commitment, provided that no Borrowing of Loans shall be made if, immediately after giving effect thereto, (y) the Credit
Exposure of any Lender would exceed its Commitment at such time or (z) the Aggregate Credit Exposure would exceed the aggregate Commitments at such time. Subject to and on the terms and conditions of this Agreement, the Borrowers may borrow, repay and reborrow Loans.

         2.2      Borrowings.

         (a)      The Loans shall, at the option of the applicable Borrower and subject to the terms and conditions of this Agreement, be either Base Rate Loans or LIBOR Loans (each, a "Type" of Loan), provided that
(i) all Loans comprising the same Borrowing shall, unless otherwise specifically provided herein, be of the same Type, and (ii) no LIBOR Loans may be borrowed at any time prior to the third Business Day after the
Closing Date.

         (b)      In order to make a Borrowing, the applicable Borrower will give the Administrative Agent written notice not later than 11:00 a.m., Charlotte time, three Business Days prior to each Borrowing to be comprised of LIBOR Loans and on the Business Day of each Borrowing to be comprised of Base Rate Loans;
provided, however, that requests for the Borrowing of Loans to be made on the Closing Date may, at the discretion of the Administrative Agent, be given with less advance notice than as specified hereinabove. Each such notice (each, a "Notice of Borrowing") shall be irrevocable, shall be given in the form of Exhibit B-1 and shall specify (1) the Borrower to which the Loans are to be made, (2) the aggregate principal amount and initial Type of the Loans to be made pursuant to such Borrowing, (3) in the case of a Borrowing of LIBOR Loans, the initial Interest Period to be applicable thereto, and (4) the requested Borrowing Date, which shall be a
Business Day. Upon its receipt of a Notice of Borrowing, the Administrative Agent will promptly notify each applicable Lender of the proposed Borrowing. Notwithstanding anything to the contrary contained herein:

                  (i)      the aggregate principal amount of each Borrowing comprised of Base Rate Loans shall not be less than $3,000,000 or, if greater, an integral multiple of $1,000,000 in excess thereof, and the aggregate principal amount of each Borrowing comprised of LIBOR Loans shall not be less than
         $5,000,000 or, if greater, an integral multiple of

                                                      19

         $1,000,000 in excess thereof (or, in each case, if less, in the amount of the aggregate Commitments less the Aggregate Credit Exposure);

                  (ii)     if the Borrower shall have failed to designate the Type of Loans comprising a
         Borrowing, the Borrower shall be deemed to have requested a Borrowing comprised of Base Rate Loans;
         and

                  (iii)    if the Borrower shall have failed to select the duration of the Interest Period to be applicable to any Borrowing of LIBOR Loans, then the Borrower shall be deemed to have selected an
         Interest Period with a duration of one month.

         (c)      Not later than 1:00 p.m., Charlotte time, on the requested Borrowing Date, each applicable
Lender will make available to the Administrative Agent at the Payment Office an amount, in Dollars and in immediately available funds, equal to the amount of the Loan or Loans to be made by such Lender. To the extent such Lenders have made such amounts available to the Administrative Agent as provided hereinabove, the
Administrative Agent will make the aggregate of such amounts available to the Borrower in accordance with
Section 2.3(a) and in like funds as received by the Administrative Agent.

         2.3      Disbursements; Funding Reliance; Domicile of Loans.

         (a)      Each Borrower hereby authorizes the Administrative Agent to disburse the proceeds of each
Borrowing in accordance with the terms of any written instructions from any Authorized Officer of the Borrower, provided that the Administrative Agent shall not be obligated under any circumstances to forward amounts to any account not listed in an Account Designation Letter. Each Borrower may at any time deliver to the
Administrative Agent an Account Designation Letter listing any additional accounts or deleting any accounts listed in a previous Account Designation Letter.

         (b)      Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such
Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.2 and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such
Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made by the applicable Borrower, the Base Rate. If such Borrower and Lender shall pay such interest to the Administrative
Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable
Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender's Loan included in such Borrowing. Any

                                                      20

payment by a Borrower shall be without prejudice to any claim the Borrowers may have against a Lender that shall have failed to make such payment to the Administrative Agent.

         (c)      The obligations of the Lenders hereunder to make Loans and to make payments pursuant to
Section 11.1(c) are several and not joint. The failure of any Lender to make any Loan or to make any such payment on any date shall not relieve any other Lender of its corresponding obligation, if any, hereunder to do so on such date, but no Lender shall be responsible for the failure of any other Lender to so make its Loan, purchase its participation or to make any such payment required hereunder.

         (d)      Each Lender may, at its option, make and maintain any Loan at, to or for the account of any of its Lending Offices, provided that any exercise of such option shall not affect the obligation of the applicable Borrower to repay such Loan to or for the account of such Lender in accordance with the terms of this Agreement.

         2.4      Evidence of Debt; Notes.

         (a)      Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to the applicable Lending Office of such Lender resulting from each Loan made by such Lending Office of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lending Office of such Lender from time to time under this Agreement.

         (b)      The Administrative Agent shall maintain the Register pursuant to Section 11.6(c), and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the
Borrower and amount of each Loan, the Type of each Loan and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each
Lender hereunder in respect of each Loan and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrowers in respect of each Loan and each Lender's share thereof.

         (c)      The entries made in the accounts, Register and subaccounts maintained pursuant to Section
2.4(b) (and, if consistent with the entries of the Administrative Agent, Section 2.4(a)) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the
Borrowers therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain such account, such Register or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of each Borrower to repay (with applicable interest) the Loans made to such
Borrower by such Lender in accordance with the terms of this Agreement.

         (d)      The Loans made by each Lender shall, if requested by the applicable Lender (which request shall be made to the Administrative Agent), be evidenced Notes appropriately completed in substantially the form of Exhibit A, in each case executed by a Borrower and payable to the order of such Lender. Each Note shall be entitled to all of the benefits of this Agreement and the other Credit Documents and shall be subject to the provisions hereof and thereof.

         2.5      Termination and Reduction of Commitments.

                                                      21

         (a)      The Commitments shall be automatically and permanently terminated on the Maturity Date, unless sooner terminated pursuant to any other provision of this Section 2.5, Section 2.6(e) or Section 9.2.

         (b)      At any time and from time to time after the date hereof, upon not less than five Business
Days' prior written notice to the Administrative Agent, the Borrowers may terminate in whole or reduce in part the aggregate Unutilized Commitments, provided that any such partial reduction shall be in an aggregate amount of not less than $5,000,000 or, if greater, an integral multiple of $1,000,000 in excess thereof. The amount of any termination or reduction made under this Section 2.5(a) may not thereafter be reinstated.

         (c)      Each reduction of the Commitments pursuant to this Section shall be applied ratably among the
Lenders according to their respective Commitments.

         2.6      Mandatory Payments and Prepayments.

         (a)      Maturity Date. Except to the extent due or paid sooner pursuant to the provisions of this
Agreement, the aggregate outstanding principal of the Loans shall be due and payable in full on the Maturity
Date.

         (b)      Excess of Commitments. In the event that, at any time, the Aggregate Credit Exposure shall exceed the aggregate Commitments at such time (after giving effect to any concurrent termination or reduction thereof), the Borrowers will immediately prepay the outstanding principal amount of the Loans in the amount of such excess.

         (c)      Casualty Events. Not later than 270 days after receipt by any Borrower or a Subsidiary thereof of any proceeds of insurance, condemnation award or other compensation in respect of any Casualty Event
(or, if earlier, upon its determination not to repair or replace any property subject to such Casualty Event or to acquire assets used or useable in the business of the Parent and its Subsidiaries), the Borrowers will prepay the outstanding principal amount of the Loans in an amount equal to 100% of the Net Cash Proceeds from such Casualty Event, less any amounts (A) under $2,500,000 for each occurrence or series of related occurrences or (B) theretofore applied (or contractually committed to be applied) to the repair or replacement of property subject to such Casualty Event or to acquire assets used or useable in the business of the Parent and its
Subsidiaries and will deliver to the Administrative Agent, concurrently with such prepayment, a certificate signed by a Financial Officer of the Borrowers in form and substance satisfactory to the Administrative Agent and setting forth the calculation of such Net Cash Proceeds; provided, however, that, notwithstanding the foregoing, (i) except as otherwise provided in this Agreement (including in clause (ii) below) or in any other
Credit Document, the Administrative Agent shall turn over to the Borrowers any such proceeds received during such 270-day period (unless the Borrowers have, prior to the Administrative Agent's receipt of such proceeds, notified the Administrative Agent of their determination not to repair or replace the property subject to the applicable Casualty Event or to acquire assets used or useable in the business of the Borrowers and their
Subsidiaries), and (ii) any and all such proceeds received or held by the Administrative Agent or the Borrowers or any of their Subsidiaries during the continuance of an Event of Default (regardless of any proposed or actual use thereof for repair, replacement or reinvestment) shall be applied to prepay the outstanding principal amount of the

                                                      22

Loans; and provided further that no prepayment shall be required with respect to Net Cash Proceeds received by an Insurance Subsidiary to the extent that such proceeds must be retained by such Insurance Subsidiary to satisfy an applicable Requirement of Law or if such retention is, in the opinion of any applicable Governmental
Authority, necessary or appropriate to maintain the soundness of such Insurance Subsidiary, whether or not the opinion of such Governmental Authority has the force of law.

         (d)      Asset Dispositions. Not later than 180 days after receipt by any Borrower or a Subsidiary thereof of proceeds in respect of any Asset Disposition (or, if earlier, upon its determination not to apply such proceeds to the acquisition of assets used or useable in the business of the Parent and its Subsidiaries), the Borrowers will prepay the outstanding principal amount of the Loans in an amount equal to 100% of the Net
Cash Proceeds from such Asset Disposition, less any amounts theretofore applied (or contractually committed to be applied) to acquire assets used or useable in the business of the Parent and its Subsidiaries, and will deliver to the Administrative Agent, concurrently with such prepayment, a certificate signed by a Financial
Officer of the Borrowers in form and substance satisfactory to the Administrative Agent and setting forth the calculation of such Net Cash Proceeds. Notwithstanding the foregoing, nothing in this Section 2.6(d) shall be deemed to permit any Asset Disposition not expressly permitted under Section 7.2 or any Acquisition, Joint
Venture or other use of proceeds otherwise not permitted under the Credit Documents.

         (e)      Application of Payments. Each prepayment of the Loans made pursuant to Section 2.6(b) shall be applied to reduce the outstanding principal amount of the Loans (and applied to specific Loans in the manner designated by the Borrowers or, if there is no such designation, in any manner reasonably determined by the
Agent) but without any corresponding permanent reduction of the Commitments. Each prepayment of the Loans made pursuant to Sections 2.6(c) and (d) shall be applied to reduce the outstanding principal amount of the Loans of the Borrower experiencing the Casualty Event or making the Asset Disposition (and, thereafter, of PLIC if it is not such Borrower) with a corresponding permanent reduction of the Commitments (and if the outstanding Loans are less than the amount of the required prepayment, the Commitments shall nevertheless be reduced by the full amount of the required prepayment). Such prepayments shall be applied first to prepay all Base Rate Loans, and then to prepay LIBOR Loans in direct order of Interest Period maturities. Each payment or prepayment pursuant to the provisions of this Section 2.6 shall be applied ratably among the Lenders holding the Loans being prepaid, in proportion to the principal amount held by each. Each payment or prepayment of a LIBOR Loan made pursuant to the provisions of this Section on a day other than the last day of the Interest Period applicable thereto shall be made together with all amounts required under Section 2.18 to be paid as a consequence thereof.

         (f)      Notice. In the event the Administrative Agent receives a notice of prepayment, the
Administrative Agent will give prompt notice thereof to the Lenders; provided that if such notice has also been furnished to the Lenders, the Administrative Agent shall have no obligation to notify the Lenders with respect thereto.

         2.7      Voluntary Prepayments.

                                                      23

         (a)      At any time and from time to time, the Borrowers shall have the right to prepay the Loans, in whole or in part, without premium or penalty (except as provided in clause (iii) below), upon written notice given to the Administrative Agent not later than 11:00 a.m., Charlotte time, three Business Days prior to each intended prepayment of LIBOR Loans and one Business Day prior to each intended prepayment of Base Rate Loans, provided that (i) each partial prepayment of LIBOR Loans shall be in an aggregate principal amount of not less than $5,000,000 or, if greater, an integral multiple of $1,000,000 in excess thereof, and each partial prepayment of Base Rate Loans shall be in an aggregate principal amount of not less than $3,000,000 or, if greater, an integral multiple of $1,000,000 in excess thereof, (ii) no partial prepayment of LIBOR Loans made pursuant to any single Borrowing shall reduce the aggregate outstanding principal amount of the remaining LIBOR
Loans under such Borrowing to less than $5,000,000 or to any greater amount not an integral multiple of
$1,000,000 in excess thereof, and (iii) unless made together with all amounts required under Section 2.18 to be paid as a consequence of such prepayment, a prepayment of a LIBOR Loan may be made only on the last day of the
Interest Period applicable thereto. Each such notice shall specify the proposed date of such prepayment, the applicable Borrower and the aggregate principal amount and Type of the Loans to be prepaid (and, in the case of
LIBOR Loans, the Interest Period of the Borrowing pursuant to which made), and shall be irrevocable and shall bind the applicable Borrower to make such prepayment on the terms specified therein. Loans prepaid pursuant to this Section 2.7(a) may be reborrowed, subject to the terms and conditions of this Agreement. In the event the
Administrative Agent receives a notice of prepayment under this Section, the Administrative Agent will give prompt notice thereof to the Lenders; provided that if such notice has also been furnished to the Lenders, the
Administrative Agent shall have no obligation to notify the Lenders with respect thereto.

         (b)      Each prepayment of the Loans made pursuant to Section 2.7(a) shall be applied ratably among the Lenders holding the Loans being prepaid, in proportion to the principal amount held by each.

         2.8      Interest.

         (a)      Interest Rates. Each Borrower will pay interest in respect of the unpaid principal amount of each of its Loans, from the date of Borrowing thereof until such principal amount shall be paid in full, (i) at the Base Rate, as in effect from time to time during such periods as such Loan is a Base Rate Loan, and (ii) at the Adjusted LIBOR Rate, as in effect from time to time during such periods as such Loan is a LIBOR Loan.

         (b)      Default Rate. Upon the occurrence and during the continuance of any Event of Default by any
Borrower in the payment of any principal of or interest on any Loan, any fees or other amount hereunder when due (whether at maturity, pursuant to acceleration or otherwise), and, at the election of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, all outstanding principal amounts of the Loans and, to the greatest extent permitted by law, all interest accrued on the Loans and all other accrued and outstanding fees and other amounts hereunder, shall bear interest at a rate per annum equal to the interest rate applicable from time to time thereafter to such Loans (whether the Base Rate or the Adjusted
LIBOR Rate) plus 2% (or, in the case of interest, fees and other amounts for which no rate is provided hereunder, at the Base Rate plus 2%), and, in each case, such default interest shall be

                                                      24

payable on demand. To the greatest extent permitted by law, interest shall continue to accrue after the filing by or against any Borrower of any petition seeking any relief in bankruptcy or under any law pertaining to insolvency or debtor relief.

         (c)      Payment Dates. Accrued (and theretofore unpaid) interest shall be payable as follows:

                  (i)      in respect of each Base Rate Loan (including any Base Rate Loan or portion thereof paid or prepaid pursuant to the provisions of Section 2.6, except as provided hereinbelow), in arrears on the last Business Day of each calendar quarter, beginning with the first such day to occur after the
         Closing Date; provided, that in the event the Loans are repaid or prepaid in full and the Commitments have been terminated, then accrued interest in respect of all Base Rate Loans shall be payable together with such repayment or prepayment on the date thereof;

                  (ii)     in respect of each LIBOR Loan (including any LIBOR Loan or portion thereof paid or prepaid pursuant to the provisions of Section 2.6, except as provided hereinbelow), in arrears (y) on the last Business Day of the Interest Period applicable thereto (subject to the provisions of Section
         2.10(iv)) and (z) in addition, in the case of a LIBOR Loan with an Interest Period having a duration of six months or longer, on each date on which interest would have been payable under clause (y) above had successive Interest Periods of three months' duration been applicable to such LIBOR Loan;
         provided, that in the event all LIBOR Loans made pursuant to a single Borrowing are repaid or prepaid in full, then accrued interest in respect of such LIBOR Loans shall be payable together with such repayment or prepayment on the date thereof; and

                  (iii)    in respect of any Loan, at maturity (whether pursuant to acceleration or otherwise)
         and, after maturity, on demand.

         (d)      Maximum Lawful Rate. Nothing contained in this Agreement or in any other Credit Document shall be deemed to establish or require the payment of interest to any Lender at a rate in excess of the maximum rate permitted by applicable law. If the amount of interest payable for the account of any Lender on any interest payment date would exceed the maximum amount permitted by applicable law to be charged by such
Lender, the amount of interest payable for its account on such interest payment date shall be automatically reduced to such maximum permissible amount. In the event of any such reduction affecting any Lender, if from time to time thereafter the amount of interest payable for the account of such Lender on any interest payment date would be less than the maximum amount permitted by applicable law to be charged by such Lender, then the amount of interest payable for its account on such subsequent interest payment date shall be automatically increased to such maximum permissible amount, provided that at no time shall the aggregate amount by which interest paid for the account of any Lender has been increased pursuant to this sentence exceed the aggregate amount by which interest paid for its account has theretofore been reduced pursuant to the previous sentence.

         (e)      Notice of Rate Determinations. The Administrative Agent shall promptly notify the Borrowers and the Lenders upon determining the interest rate for each Borrowing of LIBOR Loans after its receipt of the relevant Notice of Borrowing or Notice of Conversion/Continuation,

                                                      25

and upon each change in the Base Rate; provided, however, that the failure of the Administrative Agent to provide the Borrowers or the Lenders with any such notice shall neither affect any obligations of the Borrowers or the Lenders hereunder nor result in any liability on the part of the Administrative Agent to the Borrowers or any Lender. Each such determination (including each determination of the Reserve Requirement) shall, absent manifest error, be conclusive and binding on all parties hereto.

         2.9      Fees. The Borrowers agree to pay:

         (a)      To the Arranger and Wachovia, for their own respective accounts, on the Closing Date, the fees required under the Fee Letter to be paid to them on the Closing Date, in the amounts due and payable on the Closing Date as required by the terms thereof;

         (b)      To the Administrative Agent, for the account of each Lender, a facility fee (the "Facility
Fee") for each calendar quarter (or portion thereof) for the period from the date of this Agreement to the
Termination Date, at the per annum rate specified in the definition of "Applicable Percentage" for such fee from time to time during such quarter on such Lender's ratable share (based on the proportion that its
Commitment bears to the aggregate Commitments) of the average daily aggregate Commitments, payable in arrears
(i) on the last Business Day of each calendar quarter, beginning with the first such day to occur after the
Closing Date, and (ii) on the Termination Date;

         (c)      To the Administrative Agent, for its own account, the annual administrative fee described in the Fee Letter, on the terms, in the amount and at the times set forth therein.

         2.10     Interest Periods. Concurrently with the giving of a Notice of Borrowing or Notice of
Conversion/Continuation in respect of any Borrowing comprised of Base Rate Loans to be converted into, or LIBOR
Loans to be continued as, LIBOR Loans, the applicable Borrower shall have the right to elect, pursuant to such notice, the interest period (each, an "Interest Period") to be applicable to such LIBOR Loans, which Interest
Period shall, at the option of the Borrowers, be a one, two, three or six-month period; provided, however, that:

                  (i)      all LIBOR Loans comprising a single Borrowing shall at all times have the same
         Interest Period;

                  (ii)     the initial Interest Period for any LIBOR Loan shall commence on the date of the
         Borrowing of such LIBOR Loan (including the date of any continuation of, or conversion into, such
         LIBOR Loan), and each successive Interest Period applicable to such LIBOR Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

                  (iii)    LIBOR Loans may not be outstanding under more than eight separate Interest Periods at any one time (for which purpose Interest Periods shall be deemed to be separate even if they are coterminous);

                  (iv)     if any Interest Period otherwise would expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day

                                                      26

         unless such next succeeding Business Day falls in another calendar month, in which case such Interest
         Period shall expire on the next preceding Business Day;

                  (v)      the Borrowers may not select any Interest Period that expires after the Maturity
         Date, with respect to Loans that are to be maintained as LIBOR Loans;

                  (vi)     if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period would otherwise expire, such
         Interest Period shall expire on the last Business Day of such calendar month; and

                  (vii)    the Borrowers may not select any Interest Period (and consequently, no LIBOR Loans shall be made) if a Default or Event of Default shall have occurred and be continuing at the time of such Notice of Borrowing or Notice of Conversion/Continuation with respect to any Borrowing.

         2.11     Conversions and Continuations.

         (a)      The Borrowers shall have the right, on any Business Day occurring on or after the Closing
Date, to elect (i) to convert all or a portion of the outstanding principal amount of any Base Rate Loans into
LIBOR Loans, or to convert any LIBOR Loans the Interest Periods for which end on the same day into Base Rate
Loans, or (ii) upon the expiration of any Interest Period, to continue all or a portion of the outstanding principal amount of any LIBOR Loans the Interest Periods for which end on the same day for an additional
Interest Period, provided that (w) any such conversion of LIBOR Loans into Base Rate Loans shall involve an aggregate principal amount of not less than $3,000,000 or, if greater, an integral multiple of $1,000,000 in excess thereof; any such conversion of Base Rate Loans into, or continuation of, LIBOR Loans shall involve an aggregate principal amount of not less than $5,000,000 or, if greater, an integral multiple of $1,000,000 in excess thereof; and no partial conversion of LIBOR Loans made pursuant to a single Borrowing shall reduce the outstanding principal amount of such LIBOR Loans to less than $5,000,000 or to any greater amount not an integral multiple of $1,000,000 in excess thereof, (x) except as otherwise provided in Section 2.16(f), LIBOR
Loans may be converted into Base Rate Loans only on the last day of the Interest Period applicable thereto
(and, in any event, if a LIBOR Loan is converted into a Base Rate Loan on any day other than the last day of the Interest Period applicable thereto, the applicable Borrower will pay, upon such conversion, all amounts required under Section 2.18 to be paid as a consequence thereof and (y) no conversion of Base Rate Loans into
LIBOR Loans or continuation of LIBOR Loans shall be permitted during the continuance of a Default or Event of
Default.

         (b)      The applicable Borrower shall make each such election by giving the Administrative Agent written notice not later than 11:00 a.m., Charlotte time, three Business Days prior to the intended effective date of any conversion of Base Rate Loans into, or continuation of, LIBOR Loans and on the same Business Day as the intended effective date of any conversion of LIBOR Loans into Base Rate Loans. Each such notice (each, a
"Notice of Conversion/Continuation") shall be irrevocable, shall be given in the form of Exhibit B-2 and shall specify (x) the date of such conversion or continuation (which shall be a Business Day), (y) in the case of a conversion into, or a continuation of, LIBOR Loans, the Interest Period to be

                                                      27

applicable thereto, and (z) the aggregate amount and Type of the Loans being converted or continued. Upon the receipt of a Notice of Conversion/Continuation, the Administrative Agent will promptly notify each applicable
Lender of the proposed conversion or continuation. In the event that the applicable Borrower shall fail to deliver a Notice of Conversion/Continuation as provided herein with respect to any outstanding LIBOR Loans, such LIBOR Loans shall automatically be converted to Base Rate Loans upon the expiration of the then current
Interest Period applicable thereto (unless repaid pursuant to the terms hereof). In the event the applicable
Borrower shall have failed to select in a Notice of Conversion/Continuation the duration of the Interest Period to be applicable to any conversion into, or continuation of, LIBOR Loans, then the Borrower shall be deemed to have selected an Interest Period with a duration of one month.

         2.12     Method of Payments; Computations; Apportionment of Payments.

         (a)      All payments by the Borrowers hereunder shall be made without setoff, counterclaim or other defense, in Dollars and in immediately available funds to the Administrative Agent, for the account of the
Lenders entitled to such payment (except as otherwise expressly provided herein as to payments required to be made directly to the Lenders) at the Payment Office prior to 12:00 noon, Charlotte time, on the date payment is due. Any payment made as required hereinabove, but after 12:00 noon, Charlotte time, shall be deemed to have been made on the next succeeding Business Day. If any payment falls due on a day that is not a Business Day, then such due date shall be extended to the next succeeding Business Day (except that in the case of LIBOR
Loans to which the provisions of Section 2.10(iv) are applicable, such due date shall be the next preceding
Business Day), and such extension of time shall then be included in the computation of payment of interest, fees or other applicable amounts.

         (b)      The Administrative Agent will distribute to the Lenders like amounts relating to payments made to the Administrative Agent for the account of the Lenders as follows: (i) if the payment is received by
12:00 noon, Charlotte time, in immediately available funds, the Administrative Agent will make available to each relevant Lender on the same date, by wire transfer of immediately available funds, such Lender's ratable share of such payment (based on the percentage that the amount of the relevant payment owing to such Lender bears to the total amount of such payment owing to all of the relevant Lenders), and (ii) if such payment is received after 12:00 noon, Charlotte time, or in other than immediately available funds, the Administrative
Agent will make available to each such Lender its ratable share of such payment by wire transfer of immediately available funds on the next succeeding Business Day (or in the case of uncollected funds, as soon as practicable after collected). If the Administrative Agent shall not have made a required distribution to the appropriate Lenders as required hereinabove after receiving a payment for the account of such Lenders, the
Administrative Agent will pay to each such Lender, on demand, its ratable share of such payment with interest thereon at the Federal Funds Rate for each day from the date such amount was required to be disbursed by the
Administrative Agent until the date repaid to such Lender.

         (c)      Unless the Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the
Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith

                                                      28

and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the
Borrowers have not in fact made such payment, then each of the Lenders severally agrees to repay to the
Administrative Agent forthwith on demand the amount so distributed to such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative
Agent in accordance with banking industry rules on interbank compensation.

         (d)      All computations of interest and fees hereunder (including computations of the Reserve
Requirement) shall be made on the basis of a year consisting of (i) in the case of interest on Base Rate Loans,
365/366 days, as the case may be, or (ii) in all other instances, 360 days; and in each case under (i) and (ii)
above, with regard to the actual number of days (including the first day, but excluding the last day) elapsed.

         (e)      Notwithstanding any other provision of this Agreement or any other Credit Document to the contrary, all amounts collected or received by the Administrative Agent or any Lender after acceleration of the
Loans pursuant to Section 9.2 shall be applied by the Administrative Agent as follows:

                  (i)      first, to the payment of all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' and consultants' fees irrespective of whether such fees are allowed as a claim after the occurrence of a Bankruptcy Event) of the Administrative Agent in
         connection with enforcing the rights of the Lenders under the Credit Documents;

                  (ii)     second, to the payment of any fees owed to the Administrative Agent hereunder or under any other Credit Document;

                  (iii)    third, to the payment of all reasonable and documented out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' and consultants' fees irrespective of whether such fees are allowed as a claim after the occurrence of a Bankruptcy Event) of each of the
         Lenders in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Obligations owing to such Lender;

                  (iv)     fourth, to the payment of all of the Obligations consisting of accrued fees and interest (including, without limitation, fees incurred and interest accruing at the then applicable rate after the occurrence of a Bankruptcy Event irrespective of whether a claim for such fees incurred and interest accruing is allowed in such proceeding);

                  (v)      fifth, to the payment of the outstanding principal amount of the Obligations;

                  (vi)     sixth, to the payment of all other Obligations and other obligations that shall have become due and payable under the Credit Documents or otherwise and not repaid; and

                  (vii)    seventh, to the payment of the surplus (if any) to whomever may be lawfully entitled to receive such surplus.

                                                      29

         (f)      In carrying out the foregoing, (x) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category and all amounts shall be apportioned ratably among the Lenders in proportion to the amounts of such principal, interest, fees or other
Obligations owed to them respectively pursuant to clauses (iii) through (vii) above.

         2.13     Recovery of Payments.

         (a)      The Borrowers agree that to the extent the Borrowers make a payment or payments to or for the account of the Administrative Agent or any Lender, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or similar state or federal law, common law or equitable cause (whether as a result of any demand, settlement, litigation or otherwise), then, to the extent of such payment or repayment, the Obligation intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been received.

         (b)      If any amounts distributed by the Administrative Agent to any Lender are subsequently returned or repaid by the Administrative Agent to the Borrowers, their respective representatives or successors in interest, or any other Person, whether by court order, by settlement approved by the Lender in question, or pursuant to applicable Requirements of Law, such Lender will, promptly upon receipt of notice thereof from the
Administrative Agent, pay the Administrative Agent such amount. If any such amounts are recovered by the
Administrative Agent from the Borrowers, their respective representatives or successors in interest or such other Person, the Administrative Agent will redistribute such amounts to the Lenders on the same basis as such amounts were originally distributed.

         2.14     Use of Proceeds. The proceeds of the Loans shall be used to provide for working capital and general corporate purposes and in accordance with the terms and provisions of this Agreement.

         2.15     Pro Rata Treatment.

         (a)      All fundings, continuations and conversions of Loans shall be made by the Lenders pro rata on the basis of their respective Commitments to provide Loans (in the case of the funding of Loans pursuant to
Section 2.2) or on the basis of their respective outstanding Loans (in the case of continuations and conversions of Loans pursuant to Section 2.11, and additionally in all cases in the event the Commitments have expired or have been terminated), as the case may be from time to time. All payments on account of principal of or interest on any Loans, fees or any other Obligations owing to or for the account of any one or more Lenders shall be apportioned ratably among such Lenders in proportion to the amounts of such principal, interest, fees or other Obligations owed to them respectively.

         (b)      If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other Obligations hereunder resulting in such Lender's receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such Obligations greater than its pro rata share

                                                      30

thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the
Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other Obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this Section shall not be construed to apply to (x) any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Parent or any Subsidiary thereof (as to which the provisions of this Section 2.15(b) shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 2.15(b) applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 2.15(b) to share in the benefits of any recovery on such secured claim.

         2.16     Increased Costs; Change in Circumstances; Illegality.

         (a)      If any Change in Law shall:

                  (i)      impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except the Reserve Requirement reflected in the
         LIBOR Rate);

                  (ii)     subject any Lender to any tax of any kind whatsoever with respect to this Agreement or any LIBOR Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 2.17 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender); or

                  (iii)    impose on any Lender or the London interbank market any other condition, cost or expense affecting this Agreement or LIBOR Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any LIBOR Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any other amount), then, upon request of such Lender, the Borrowers will

                                                      31

pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

         (b)      If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender's holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by such
Lender to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

         (c)      A certificate of a Lender setting forth the amount or amounts necessary to compensate such
Lender or its holding company, as the case may be, as specified in Section 2.16(a) or Section 2.16(b) and delivered to the Borrowers shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

         (d)      Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender's right to demand such compensation, provided that the Borrowers shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender notifies the Borrowers of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

         (e)      If, on or prior to the first day of any Interest Period, (y) the Administrative Agent shall have determined that adequate and reasonable means do not exist for ascertaining the applicable LIBOR Rate for such Interest Period or (z) the Administrative Agent shall have received written notice from the Required
Lenders of their determination that the rate of interest referred to in the definition of "LIBOR Rate" upon the basis of which the Adjusted LIBOR Rate for LIBOR Loans for such Interest Period is to be determined will not adequately and fairly reflect the cost to such Lenders of making or maintaining LIBOR Loans during such
Interest Period, the Administrative Agent will forthwith so notify the Borrowers and the Lenders. Upon such notice, (i) all then outstanding LIBOR Loans shall automatically, on the expiration date of the respective
Interest Periods applicable thereto (unless then repaid in full), be converted into Base Rate Loans, (ii) the obligation of the Lenders to make, to convert Base Rate Loans into, or to continue, LIBOR Loans shall be suspended (including pursuant to the Borrowing to which such Interest Period applies), and (iii) any Notice of
Borrowing or Notice of Conversion/Continuation given at any time thereafter with respect to LIBOR Loans shall be deemed to be a request for Base Rate Loans, in each case until the Administrative Agent or the Required
Lenders, as the case may be, shall have determined that the circumstances giving rise to such suspension no longer exist (and the Required Lenders, if making such determination,

                                                      32

shall have so notified the Administrative Agent), and the Administrative Agent shall have so notified the
Borrowers and the Lenders.

         (f)      Notwithstanding any other provision in this Agreement, if, at any time after the date hereof and from time to time, any Lender shall have determined in good faith that the introduction of or any change in any applicable law, rule or regulation or in the interpretation or administration thereof by any Governmental
Authority charged with the interpretation or administration thereof, or compliance with any guideline or request from any such Governmental Authority (whether or not having the force of law), has or would have the effect of making it unlawful for such Lender to make or to continue to make or maintain LIBOR Loans, such
Lender will forthwith so notify the Administrative Agent and the Borrowers. Upon such notice, (i) each of such
Lender's then outstanding LIBOR Loans shall automatically, on the expiration date of the respective Interest
Period applicable thereto (or, to the extent any such LIBOR Loan may not lawfully be maintained as a LIBOR Loan until such expiration date, upon such notice) and to the extent not sooner prepaid, be converted into a Base
Rate Loan, (ii) the obligation of such Lender to make, to convert Base Rate Loans into, or to continue, LIBOR
Loans shall be suspended (including pursuant to any Borrowing for which the Administrative Agent has received a
Notice of Borrowing but for which the Borrowing Date has not arrived), and (iii) any Notice of Borrowing or
Notice of Conversion/Continuation given at any time thereafter with respect to LIBOR Loans shall, as to such
Lender, be deemed to be a request for a Base Rate Loan, in each case until such Lender shall have determined that the circumstances giving rise to such suspension no longer exist and shall have so notified the
Administrative Agent, and the Administrative Agent shall have so notified the Borrowers.

         2.17     Taxes.

         (a)      Any and all payments by or on account of any obligation of the Borrowers hereunder or under any other Credit Document shall be made free and clear of and without reduction or withholding for any
Indemnified Taxes or Other Taxes, provided that if the Borrowers shall be required by applicable law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrowers shall make such deductions and (iii) the Borrowers shall timely pay the full amount deducted to the relevant Governmental
Authority in accordance with applicable law.

         (b)      Without limiting the provisions of Section 2.17(a), the Borrowers shall timely pay any Other
Taxes to the relevant Governmental Authority in accordance with applicable law.

         (c)      The Borrowers shall indemnify the Administrative Agent and each Lender, within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or
Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the
Administrative Agent or such Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment

                                                      33

or liability delivered to the Borrowers by a Lender (with a copy to the Administrative Agent), or by the
Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

         (d)      As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrowers to a Governmental Authority, the Borrowers shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

         (e)      Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which any Borrower is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Credit Document shall deliver to the Borrowers (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrowers or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by the Borrowers or the
Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrowers or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

         Without limiting the generality of the foregoing, in the event that any Borrower is resident for tax purposes in the United States, any Foreign Lender shall deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign
Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrowers or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

                  (i)      duly completed copies of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party,

                  (ii)     duly completed copies of Internal Revenue Service Form W-8ECI,

                  (iii)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (B) a "10 percent shareholder" of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a
         "controlled foreign corporation" described in Section 881(c)(3)(C) of the Code and (y) duly completed copies of Internal Revenue Service Form W-8BEN, or

                  (iv) any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed

                                                      34

         together with such supplementary documentation as may be prescribed by applicable law to permit the
         Borrowers to determine the withholding or deduction required to be made.

         (f)      If the Administrative Agent or any Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrowers or with respect to which the Borrowers have paid additional amounts pursuant to this Section, it shall promptly pay to the Borrowers an amount equal to such refund or, at the Borrower's direction, offset the amount of such refund against another obligation of such Borrower to such Lender (but, in either case, only to the extent of indemnity payments made, or additional amounts paid, by the Borrowers under this Section with respect to the
Taxes or Other Taxes giving rise to such refund), without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrowers, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrowers (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative
Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This Section 2.17(f) shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrowers or any other Person.

         2.18     Compensation. The Borrowers will compensate each Lender upon demand for all losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund or maintain LIBOR Loans)
that such Lender may incur or sustain (i) if for any reason (other than a default by such Lender) a Borrowing or continuation of, or conversion into, a LIBOR Loan does not occur on a date specified therefor in a Notice of
Borrowing or Notice of Conversion/Continuation, (ii) if any repayment, prepayment or conversion of any LIBOR
Loan occurs on a date other than the last day of an Interest Period applicable thereto (including as a consequence of any assignment made pursuant to Section 2.19(a) or any acceleration of the maturity of the Loans pursuant to Section 9.2), (iii) if any prepayment of any LIBOR Loan is not made on any date specified in a notice of prepayment given by the Borrowers or (iv) as a consequence of any other failure by the Borrowers to make any payments with respect to any LIBOR Loan when due hereunder. Calculation of all amounts payable to a
Lender under this Section 2.18 shall be made as though such Lender had actually funded its relevant LIBOR Loan through the purchase of a Eurodollar deposit bearing interest at the LIBOR Rate in an amount equal to the amount of such LIBOR Loan, having a maturity comparable to the relevant Interest Period; provided, however, that each Lender may fund its LIBOR Loans in any manner it sees fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section 2.18. A certificate (which shall be in reasonable detail) showing the bases for the determinations set forth in this Section 2.18 by any Lender as to any additional amounts payable pursuant to this Section 2.18 shall be submitted by such Lender to the Borrowers either directly or through the Administrative Agent. Determinations set forth in any such certificate made in good faith for purposes of this Section 2.18 of any such losses, expenses or liabilities shall be conclusive absent manifest error.

         2.19     Replacement of Lenders; Mitigation of Costs.

                                                      35

         (a)      The Borrowers may, at any time at their sole expense and effort, require any Lender (i) that has requested compensation from the Borrowers under Sections 2.16(a) or 2.16(b) or payments from the Borrowers under Section 2.17, or (ii) the obligation of which to make or maintain LIBOR Loans has been suspended under
Section 2.16(f) or (iii) that is a Defaulting Lender, in any case upon notice to such Lender and the
Administrative Agent, to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.6), all of its interests, rights and obligations under this Agreement and the related Credit Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:

                  (i)      the Borrowers shall have paid to the Administrative Agent the assignment fee specified in Section 11.6(b)(iv);

                  (ii)     such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Credit Documents (including any amounts under Section 2.18) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers
         (in the case of all other amounts);

                  (iii)    in the case of any such assignment resulting from a request for compensation under
         Sections 2.16(a) or 2.16(b) or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments thereafter; and

                  (iv)     such assignment does not conflict with applicable Requirements of Law.

         A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.

         (b)      If any Lender requests compensation under Sections 2.16(a) or 2.16(b), or the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender gives a notice pursuant to Section 2.16(f), then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Sections 2.16(a), 2.16(b) or 2.17, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 2.16(f), as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

         2.20     Commitment Increase.

                                                      36

         (a)      The Borrowers shall have the right, at any time and from time to time by written notice to and in consultation with the Administrative Agent, to request an increase in the aggregate Commitments (each such requested increase, a "Commitment Increase"), by having one or more existing Lenders increase their respective Commitments then in effect (each, an "Increasing Lender"), by adding as a Lender with a new
Commitment hereunder one or more Persons that are not already Lenders (each, an "Additional Lender"), or a combination thereof; provided that (i) each Commitment Increase shall be offered first to the Lenders pro rata
(based on their then-existing Commitments), (ii) each request for a Commitment Increase shall be in an aggregate minimum amount of $10,000,000 or an integral multiple of $5,000,000 in excess thereof, (iii) the aggregate of all Commitment Increases shall not exceed $50,000,000, and (iv) no existing Lender shall be obligated to increase its Commitment as a result of any request for a Commitment Increase by the Borrower unless it agrees in writing and in its sole discretion.

         (b)      Each Additional Lender must be approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed) and the Borrowers. Each Additional Lender, the Borrowers and the
Administrative Agent shall execute a joinder agreement to evidence the Commitment of such Additional Lender and its status as a Lender hereunder and each Increasing Lender, the Borrowers and the Administrative Agent shall sign an agreement evidencing the increased Commitment of such Lender, in each case together with all such other documentation (including evidence of the Borrowers' authorization of the increase) as the Administrative Agent, the Additional Lender or the Increasing Lender may reasonably require, all in form and substance reasonably satisfactory to the Administrative Agent, the Borrowers and the Additional Lender or the Increasing Lender.

         (c)      If the aggregate Commitments are increased in accordance with this Section, the
Administrative Agent and the Borrowers shall determine the effective date (the "Commitment Increase Date", which shall be a Business Day not less than thirty (30) days prior to the Termination Date) and the final allocation of such increase. The Administrative Agent shall promptly notify the Borrowers and the Lenders of the final allocation of such increase and the Commitment Increase Date. The Administrative Agent is hereby authorized, on behalf of the Lenders, to enter into any amendments to this Agreement and the other Credit
Documents as the Administrative Agent shall reasonably deem appropriate to effect such Commitment Increase.

         (d)      To the extent necessary to keep the outstanding Loans ratable in the event of any non-ratable increase in the aggregate Commitments, on the Commitment Increase Date, (i) all then outstanding LIBOR Loans
(the "Existing Loans") shall automatically be converted into Base Rate Loans, (ii) immediately after the effectiveness of the Commitment Increase, the Borrowers shall, if they so request, convert such Base Rate Loans into LIBOR Loans (the "Subsequent Borrowings") in an aggregate principal amount equal to the aggregate principal amount of the Existing Loans and of the Types and for the Interest Periods specified in a Notice of
Conversion/Continuation delivered to the Administrative Agent in accordance with Section 2.11(b), (iii) each
Lender shall pay to the Administrative Agent in immediately available funds an amount equal to the difference, if positive, between (y) such Lender's ratable share (based on the Commitments, calculated after giving effect to the Commitment Increase) of the Subsequent Borrowings and (z) such Lender's ratable share (based on the
Commitments, calculated without giving effect to the Commitment Increase) of the Existing Loans, (iv) after the
Administrative Agent receives the funds specified in clause (iii) above, the Administrative Agent shall pay to

                                                      37

each Lender the portion of such funds equal to the difference, if positive, between (y) such Lender's ratable share (based on the Commitments, calculated without giving effect to the Commitment Increase) of the Existing
Loans and (z) such Lender's ratable share (based on the Commitments, calculated after giving effect to the
Commitment Increase) of the amount of the Subsequent Borrowings, (v) the Lenders shall be deemed to hold the
Subsequent Borrowings ratably in accordance with their respective Commitments (calculated after giving effect to the Commitment Increase), (vi) the Borrower shall pay all accrued but unpaid interest on the Existing Loans to the Lenders entitled thereto and (vii) Schedule 1.1(a) shall automatically be amended to reflect the
Commitments of all Lenders after giving effect to the Commitment Increase. The conversion of the Existing Loans pursuant to clause (i) above shall be subject to indemnification by the Borrower pursuant to the provisions of
Section 2.18 if the Commitment Increase Date occurs other than on the last day of the Interest Period relating thereto.

                                                  ARTICLE III

                                      CONDITIONS OF CLOSING AND BORROWING

         3.1      Conditions of Closing. The initial effectiveness of the Commitment of each Lender to make
Loans hereunder is subject to the satisfaction of the following conditions precedent:

         (a)      The Administrative Agent shall have received the following, each dated as of the Closing Date
(unless otherwise specified) and in such number of copies as the Administrative Agent shall have requested:

                  (i)      to the extent requested by any Lender in accordance with Section 2.4(a), a Note for such Lender, in each case duly completed in accordance with the provisions of Section 2.4(a) and executed by the Borrowers; and

                  (ii)     the favorable opinions of Debevoise & Plimpton, independent outside counsel to the
         Borrowers, and of internal counsel to the Borrowers, each in form and substance reasonably satisfactory to the Administrative Agent.

         (b)      The Administrative Agent shall have received a certificate, signed by the president, the chief executive officer or the chief financial officer of each Borrower, dated the Closing Date and in form and substance reasonably satisfactory to the Administrative Agent, certifying that (i) all representations and warranties of the Borrowers contained in this Agreement and the other Credit Documents are true and correct as of the Closing Date, both immediately before and after giving effect to the making of the initial Loans and the application of the proceeds thereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such date), (ii) no Default or Event of Default has occurred and is continuing, both immediately before and after giving effect to the making of the initial Loans and the application of the proceeds thereof,
(iii) both immediately before and after giving effect to the making of the initial Loans and the application of the proceeds thereof, no Material Adverse Effect has occurred since December 31, 2005, and there exists no event, condition or state of facts that would reasonably be expected to result in a Material Adverse Effect, and (iv) all

                                                      38

conditions to the initial extensions of credit hereunder set forth in this Section 3.1 and in Section 3.2 have been satisfied or waived as required hereunder.

         (c)      The Administrative Agent shall have received a certificate of the secretary or an assistant secretary of each Borrower, dated the Closing Date and in form and substance reasonably satisfactory to the
Administrative Agent, certifying (i) that attached thereto is a true and complete copy of the articles or certificate of incorporation, certificate of formation or other organizational document and all amendments thereto of such Borrower, certified as of a recent date by the Secretary of State (or comparable Governmental
Authority) of its jurisdiction of organization, and that the same has not been amended since the date of such certification, (ii) that attached thereto is a true and complete copy of the bylaws, operating agreement or similar governing document of such Borrower, as then in effect and as in effect at all times from the date on which the resolutions referred to in clause (iii) below were adopted to and including the date of such certificate, and (iii) that attached thereto is a true and complete copy of resolutions adopted by the board of directors (or similar governing body) of such Borrower, authorizing the execution, delivery and performance of this Agreement and the other Credit Documents to which it is a party, and as to the incumbency and genuineness of the signature of each officer of such Borrower executing this Agreement or any of such other Credit
Documents, and attaching all such copies of the documents described above.

         (d)      The Administrative Agent shall have received a certificate as of a recent date of the good standing of each Borrower executing any Credit Documents as of the Closing Date, under the laws of its jurisdiction of organization, from the Secretary of State (or comparable Governmental Authority) of such jurisdiction.

         (e)      All approvals, permits and consents of any Governmental Authorities or other Persons required in connection with the execution and delivery of this Agreement and the other Credit Documents shall have been obtained, without the imposition of conditions that are not acceptable to the Administrative Agent, and all related filings, if any, shall have been made, and all such approvals, permits, consents and filings shall be in full force and effect, and no order, injunction or decree shall have been entered by, any court or other
Governmental Authority, in each case to enjoin, restrain or prohibit, to obtain substantial damages in respect of, or to impose materially adverse conditions upon, this Agreement, any of the other Credit Documents or that would reasonably be expected to have a Material Adverse Effect.

         (f)      Since December 31, 2005, there shall not have occurred (i) a Material Adverse Effect or (ii)
any event, condition or state of facts that would reasonably be expected to have a Material Adverse Effect.

         (g)      The Borrowers shall have paid (i) to the Arranger and Wachovia, the fees required under the
Fee Letter to be paid to them on the Closing Date, in the amounts due and payable on the Closing Date as required by the terms thereof, (ii) to the Administrative Agent, the initial payment of the annual administrative fee described in the Fee Letter, (iii) to the Administrative Agent for distribution to the
Lenders, the up-front fee specified in the term sheet (as previously delivered to the Lenders) relating to the transactions contemplated by this Agreement, and (iv) all other fees and reasonable expenses of the Arranger, the Administrative Agent and the Lenders required hereunder or under any other Credit Document to be paid on or prior to the

                                                      39

Closing Date (including reasonable fees and expenses of counsel) in connection with this Agreement and the other Credit Documents.

         (h)      The Administrative Agent shall have received an Account Designation Letter, together with written instructions from an Authorized Officer of the Borrowers.

         (i)      Each of the Administrative Agent and each Lender shall have received such other documents, certificates, opinions and instruments in connection with the transactions contemplated hereby as it shall have reasonably requested.

         3.2      Conditions of Borrowings. The obligation of each Lender to make any Loans hereunder, is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date:

         (a)      The Administrative Agent shall have received a Notice of Borrowing in accordance with Section
2.2(b);

         (b)      Each of the representations and warranties contained in Article IV and in the other Credit
Documents shall be true and correct on and as of such Borrowing Date, both immediately before and after giving effect to the Loans to be made on such date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such date); and

         (c)      No Default or Event of Default shall have occurred and be continuing on such date, both immediately before and after giving effect to the Loans to be made on such date.

Each giving of a Notice of Borrowing and the consummation of each Borrowing shall be deemed to constitute a representation by the Borrowers that the statements contained in Sections 3.2(b) and 3.2(c) are true, both as of the date of such notice or request and as of the relevant Borrowing Date or date of issuance.

                                                  ARTICLE IV

                                         REPRESENTATIONS AND WARRANTIES

         To induce the Administrative Agent and the Lenders to enter into this Agreement and to induce the
Lenders to extend the credit contemplated hereby, each of the Parent and the Borrowers represents and warrants to the Administrative Agent and the Lenders as follows:

         4.1      Corporate Organization and Power. Each Borrower and each Subsidiary thereof (i) is a corporation duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as the case may be, (ii) has the full corporate power and authority to execute, deliver and perform the Credit Documents to which it is or will be a party, to own and hold its property and to engage in its business as presently conducted, and (iii) is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the nature of its business or the ownership of its properties

                                                      40

requires it to be so qualified, except where the failure to be so qualified, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

         4.2      Authorization; Enforceability. Each Borrower has taken, or on the Closing Date will have taken, all necessary corporate action to execute, deliver and perform each of the Credit Documents to which it is or will be a party, and has, or on the Closing Date (or any later date of execution and delivery) will have, validly executed and delivered each of the Credit Documents to which it is or will be a party. This Agreement constitutes, and each of the other Credit Documents upon execution and delivery will constitute, the legal, valid and binding obligation of each Borrower or Subsidiary thereof that is a party hereto or thereto, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, by general equitable principles or by principles of good faith and fair dealing (regardless of whether enforcement is sought in equity or at law).

         4.3      No Violation. The execution, delivery and performance by each Borrower or Subsidiary thereof of each of the Credit Documents to which it is or will be a party, and compliance by it with the terms hereof and thereof, do not and will not (i) violate any provision of its articles or certificate of incorporation, its bylaws or other applicable formation or organizational documents, (ii) contravene any other Requirement of Law applicable to it, (iii) conflict with, result in a breach of or constitute (with notice, lapse of time or both)
a default under any indenture, mortgage, lease, agreement, contract or other instrument to which it is a party, by which it or any of its properties is bound or to which it is subject, or (iv) result in or require the creation or imposition of any Lien upon any of its properties, revenues or assets; except, in the case of clauses (ii) and (iii) above, where such violations, conflicts, breaches or defaults, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

         4.4      Governmental and Third-Party Authorization; Permits.

         (a)      No consent, approval, authorization or other action by, notice to, or registration or filing with, any Governmental Authority or other Person is or will be required as a condition to or otherwise in connection with the due execution, delivery and performance by each Borrower or Subsidiary thereof of this
Agreement or any of the other Credit Documents to which it is or will be a party or the legality, validity or enforceability hereof or thereof, other than (i) consents, authorizations and filings that have been (or on or prior to the Closing Date will have been) made or obtained and that are (or on the Closing Date will be) in full force and effect, and (ii) consents and filings the failure to obtain or make which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Each Borrower and each of its Subsidiaries has, and is in good standing with respect to, all governmental approvals, licenses, permits and authorizations necessary to conduct its business as presently conducted and to own or lease and operate its properties, except for those the failure to obtain which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

         (b)      Each Insurance Subsidiary holds licenses (including, without limitation, licenses or certificates of authority from relevant Insurance Regulatory Authorities), permits or authorizations to transact insurance and reinsurance business (collectively, the "Licenses") from

                                                      41

each Insurance Regulatory Authority from which it is required to have any such license, permit or other authorization, except where the failure to have such license, permit or other authorization, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. (i) No such License is the subject of a proceeding for suspension, revocation or limitation or any similar proceedings, and (ii) no such suspension, revocation or limitation is threatened in writing by any relevant Insurance Regulatory Authority, that, in each instance under (i) and (ii) above, would individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         4.5      Litigation. There are no actions, investigations, suits or proceedings pending or, to the knowledge of the Borrowers, threatened, at law, in equity or in arbitration, before any court, other
Governmental Authority, arbitrator or other Person, (i) against or affecting any of the Borrowers or their
Subsidiaries, or any of their respective properties that, if adversely determined, would reasonably be expected to have a Material Adverse Effect, or (ii) with respect to this Agreement, any of the other Credit Documents or any of the transactions contemplated hereby.

         4.6      Taxes. Each Borrower and each of its Subsidiaries has timely filed all federal, state, local and foreign tax returns and reports required to be filed by it and has paid, prior to the date on which penalties would attach thereto or a Lien would attach to any of the properties of a Borrower or its
Subsidiaries if unpaid, all taxes, assessments, fees and other charges levied upon it or upon its properties that are shown thereon as due and payable, other than those (i) that are not yet delinquent or that are being contested in good faith and by proper proceedings and for which adequate reserves have been established in accordance with GAAP or (ii) that, if not properly filed or paid, or if otherwise adversely determined, would not reasonably be expected to have a Material Adverse Effect, including those set forth on Schedule 4.6. Such returns accurately reflect in all material respects all liability for taxes of the Borrowers and their
Subsidiaries for the periods covered thereby. As of the Closing Date, there is no ongoing audit or examination or, to the knowledge of the Borrowers, other investigation by any Governmental Authority of the tax liability of any of the Borrowers and their Subsidiaries, and there is no material unresolved claim by any Governmental
Authority concerning the tax liability of any Borrower or its Subsidiaries for any period for which tax returns have been or were required to have been filed, other than (i) unsecured claims for which adequate reserves have been established in accordance with GAAP or (ii) audits, examinations or investigations that, if adversely determined, would not reasonably be expected to have a Material Adverse Effect, including those set forth on
Schedule 4.6. Except as set forth on Schedule 4.6, as of the Closing Date, no Borrower or any Subsidiary
thereof has waived or extended or has been requested to waive or extend the statute of limitations relating to the payment of any taxes.

         4.7      Subsidiaries. Schedule 4.7 sets forth a list, as of the Closing Date, of each of the
Subsidiaries of the Parent (including the other Borrowers) that has capital or a net worth in excess of
$25,000,000 and (i) as to each such Subsidiary, the percentage ownership of the parent entity in each class of its Capital Stock, and (ii) as to each Borrower and each of such Subsidiaries (other than the Parent), the number of shares of each class of Capital Stock outstanding, and the number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and similar rights.

                                                      42

         4.8      Full Disclosure. All factual information heretofore, contemporaneously or hereafter furnished in writing to the Administrative Agent, the Arranger or any Lender by or on behalf of any Borrower or its
Subsidiaries for purposes of or in connection with this Agreement or the other Credit Documents is or will be true and accurate in all material respects on the date as of which such information is dated or certified (or, if such information has been updated, amended or supplemented, on the date as of which any such update, amendment or supplement is dated or certified) and not made incomplete by omitting to state a material fact necessary to make the statements contained herein and therein, in light of the circumstances under which such information was provided, not misleading; provided that, with respect to projections, budgets and other estimates, the Borrowers represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. As of the Closing Date, there is no fact known to any Borrower or its
Subsidiaries that has, or would reasonably be expected to have, a Material Adverse Effect, which fact has not been set forth herein, in the financial statements of the Parent and its Subsidiaries furnished to the
Administrative Agent and/or the Lenders, or in any certificate, opinion or other written statement made or furnished by any Borrower to the Administrative Agent and/or the Lenders.

         4.9      Margin Regulations.  No Borrower or any Subsidiary thereof is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying
Margin Stock. No proceeds of the Loans will be used, directly or indirectly, to purchase or carry any Margin
Stock, to extend credit for such purpose or for any other purpose, in each case that would violate or be inconsistent with Regulations T, U or X or any provision of the Exchange Act.

         4.10     Financial Matters.

         (a)      The Borrowers have heretofore furnished to the Administrative Agent copies of (i) the audited consolidated balance sheet of the Parent and its Subsidiaries as of December 31, 2005, and the related statements of income, cash flows and stockholders' equity for the fiscal year then ended, and (ii) the unaudited consolidated balance sheet of the Parent and its Subsidiaries as of the last day of the first fiscal quarter of fiscal year 2006, and the related statements of income, cash flows and stockholders' equity for the three-month period then ended. Such financial statements have been prepared in accordance with GAAP (subject, with respect to the unaudited financial statements, to the absence of notes required by GAAP and to normal year-end adjustments) and present fairly in all material respects the financial condition of the Parent and its
Subsidiaries on a consolidated basis as of the respective dates thereof and the results of operations of the
Parent and its Subsidiaries on a consolidated basis for the respective periods then ended.

         (b)      The Parent has furnished to the Administrative Agent copies of (i) the Annual Statements of each Insurance Subsidiary as of December 31, 2005 for the fiscal year then ended, each as filed with the relevant Insurance Regulatory Authority, and (ii) the quarterly statement of each Insurance Subsidiary as of
March 31, 2006, for the three-month period then ended, each as filed with the relevant Insurance Regulatory
Authority (collectively, the "Historical Statutory Statements"). The Historical Statutory Statements
(including, without limitation, the provisions made therein for investments and the valuation thereof, reserves, policy and contract claims and statutory liabilities) have been prepared, in all material respects, in accordance with SAP (except

                                                      43

as may be reflected in the notes thereto and subject, with respect to the quarterly statements, to the absence of notes required by SAP and to normal year end adjustments), were in all material respects, in compliance with applicable Requirements of Law when filed and present fairly in all material respects the financial condition of the respective Insurance Subsidiaries covered thereby as of the respective dates thereof and the results of operations, changes in capital and surplus and cash flows of the respective Insurance Subsidiaries covered thereby for the respective periods then ended.

         4.11     ERISA.

         (a)      Each Borrower and its Subsidiaries and the ERISA Affiliates thereof is in compliance with the applicable provisions of ERISA, and each Plan is and has been administered in compliance with all applicable
Requirements of Law, including, without limitation, the applicable provisions of ERISA and the Code, in each case except where the failure so to comply, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, including those matters set forth on Schedule 4.11. Except as set forth on
Schedule 4.11, no ERISA Event (i) has occurred within the five-year period prior to the Closing Date, (ii) has occurred and is continuing, or (iii) to the knowledge of the Borrowers, is reasonably expected to occur with respect to any Plan.

         (b)      No Borrower or its Subsidiaries or any ERISA Affiliates thereof has any outstanding liability on account of a complete or partial withdrawal from any Multiemployer Plan, and no Borrower or its Subsidiaries
or any ERISA Affiliates thereof would become subject to any liability under ERISA if any such Borrower or its
Subsidiaries or any ERISA Affiliates thereof were to withdraw completely from all Multiemployer Plans as of the most recent valuation date. No Multiemployer Plan is in "reorganization" or is "insolvent" within the meaning of such terms under ERISA.

         4.12     Environmental Matters. Except with respect to any matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, neither the Parent nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required for its business under any Environmental Law, or (ii) is involved in any suit, action or proceeding, or has received any written notice, complaint or other request for information from any Governmental Authority or other Person, with respect to any actual or alleged
Environmental Claims.

         4.13     Compliance with Laws. Each Borrower and each of its Subsidiaries has timely filed all material reports, documents and other materials required to be filed by it under all applicable Requirements of
Law with any Governmental Authority, has retained all material records and documents required to be retained by it under all applicable Requirements of Law, and is otherwise in compliance with all applicable Requirements of
Law in respect of the conduct of its business and the ownership and operation of its properties, except in each case to the extent that the failure to comply therewith, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

         4.14     Intellectual Property. Each Borrower and each of its Subsidiaries owns, or has the legal right to use, all Intellectual Property necessary for it to conduct its business as currently

                                                      44

conducted. No claim has been asserted or is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor do the
Borrowers know of any such claim, and to the knowledge of the Borrowers, the use of such Intellectual Property by any Borrower or its Subsidiaries does not infringe on the known rights of any Person, except for such claims and infringements that, individually or in the aggregate, would not reasonably be expected to have a Material
Adverse Effect.

         4.15     Investment Company Act. No Borrower or any Subsidiary thereof is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         4.16     Insurance. The assets, properties and business of each of the Borrowers and their respective
Subsidiaries are insured against such hazards and liabilities, under such coverages and in such amounts, as are customarily maintained by prudent companies similarly situated and under policies issued by insurers of recognized responsibility.

         4.17     OFAC; Anti-Terrorism Laws.

         (a)      No Borrower or any Subsidiary thereof or any Affiliate of any of the foregoing (i) is a
Sanctioned Person, (ii) has more than 15% of its assets in Sanctioned Countries, or (iii) derives more than 15%
of its operating income from investments in, or transactions with, Sanctioned Persons or Sanctioned Countries.
No part of the proceeds of any Loan hereunder will be used directly or indirectly to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country.

         (b)      Neither the making of the Loans hereunder nor the use of the proceeds thereof will violate the PATRIOT Act, the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. The Borrowers and their Subsidiaries are in compliance in all material respects with the PATRIOT Act.

                                                   ARTICLE V

                                             AFFIRMATIVE COVENANTS

         Each Borrower covenants and agrees that, until the termination of the Commitments and the payment in full in cash of all principal and interest with respect to the Loans together with all fees, expenses and other amounts then due and owing hereunder:

         5.1      Financial Statements. The Borrowers will deliver to the Administrative Agent and to each
Lender:

         (a)      Quarterly Statements. As soon as available and in any event within 60 days (or, if earlier, the quarterly report deadline under the Exchange Act rules and regulations) after the end of each of the first three fiscal quarters of each fiscal year, unaudited consolidated balance sheets of the Parent and its
Subsidiaries as of the end of such fiscal quarter and unaudited consolidated

                                                      45

statements of income, cash flows and stockholders' equity for the Parent and its Subsidiaries for the fiscal quarter then ended and for that portion of the fiscal year then ended, in each case setting forth comparative consolidated figures as of the end of and for the corresponding period in the preceding fiscal year, all in reasonable detail and prepared in accordance with GAAP (subject to the absence of notes required by GAAP and subject to normal year-end adjustments) applied on a basis consistent with that of the preceding quarter or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such quarter.

         (b)      Annual Statements. As soon as available and in any event within 120 days (or, if earlier, the annual report deadline under the Exchange Act rules and regulations) after the end of each fiscal year, an audited consolidated balance sheet of the Parent and its Subsidiaries as of the end of such fiscal year and the related audited consolidated statements of income, cash flows and stockholders' equity for the Parent and its
Subsidiaries for the fiscal year then ended, including the notes thereto, in each case setting forth comparative consolidated figures as of the end of and for the preceding fiscal year, all in reasonable detail and (with respect to the audited statements) certified by the independent certified public accounting firm regularly retained by the Parent or another independent certified public accounting firm of recognized national standing reasonably acceptable to the Administrative Agent, together with a report thereon by such accountants that is not qualified as to going concern or scope of audit and to the effect that such financial statements present fairly in all material respects the consolidated financial condition and results of operations of the
Parent and its Subsidiaries as of the dates and for the periods indicated in accordance with GAAP applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such year.

         (c)      PLIC Quarterly Statements. As soon as possible, but no later than 60 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the quarterly statement of PLIC for each such fiscal quarter, all prepared in accordance with SAP and accompanied by the certification of a Responsible
Officer of PLIC that all such quarterly statements present fairly in accordance with SAP the financial position of PLIC for the period then ended.

         (d)      PLIC Annual Statements. As soon as available, but not later than 120 days after the end of each fiscal year, (i) a copy of the Annual Statement of PLIC for such fiscal year prepared in accordance with
SAP and accompanied by the certification of a Responsible Officer of PLIC that such Annual Statement presents fairly in accordance with SAP the financial position of PLIC for the period then ended and (ii) a copy of the unaudited consolidated balance sheet of PXP and its Subsidiaries as of the end of such year and the related consolidated statements of income, shareholders' equity and cashflows for the period commencing on the first day of such fiscal year and ending on the last day thereof and certified by a Responsible Officer of PXP as fairly presenting, in accordance with GAAP, the financial positions and results of operations of PXP and its
Subsidiaries.

         (e)      Other PLIC Filings. As soon as available, (i) a copy of PLIC's "Statement of Actuarial
Opinion" which is provided to the Insurance Regulatory Authority as to the adequacy of policyholder reserves of
PLIC, and (ii) a copy of the "Management Discussion and Analysis"

                                                      46

filed by PLIC with the Insurance Regulatory Authority with respect to any of the foregoing financial statements and such other information.

         5.2      Other Business and Financial Information. The Borrowers will deliver to the Administrative
Agent and each Lender:

         (a)      Compliance Certificates. Concurrently with each delivery of the financial statements described in Sections 5.1(a) through 5.1(d), a Compliance Certificate with respect to the period covered by the financial statements being delivered thereunder, executed by a Financial Officer of the Borrowers and reflecting the computation of the financial covenants set forth in Article VI as of the last day of the period covered by such financial statements;

         (b)      Shareholder and SEC Reports, etc. Promptly upon the sending, filing or receipt thereof, copies of (i) all financial statements, reports, notices and proxy statements that any Borrower or a Subsidiary thereof shall send or make available generally to its shareholders, (ii) all regular, periodic and special reports, registration statements and prospectuses (other than on Form S-8) that any Borrower or a Subsidiary thereof shall render to or file with the Securities and Exchange Commission, the National Association of
Securities Dealers, Inc. or any national securities exchange, and (iii) all press releases and other statements made available generally by any Borrower or a Subsidiary thereof to the public concerning material developments in the business of the Borrowers and their Subsidiaries;

         (c)      Material Events. Promptly upon (and in any event within five Business Days after) any
Responsible Officer of any Borrower or a Subsidiary thereof obtaining knowledge thereof, written notice of any of the following:

                  (i)      the occurrence of any Default or Event of Default, together with a written statement of a Responsible Officer of the Borrowers specifying the nature of such Default or Event of Default, the period of existence thereof and the action that the Borrowers have taken and propose to take with respect thereto;

                  (ii)     the institution or threatened institution of any action, suit, investigation or proceeding against or affecting any Borrower or a Subsidiary thereof, including any such investigation or proceeding by any Governmental Authority (other than routine periodic inquiries, investigations or reviews), that, if adversely determined, would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect,;

                  (iii)    the receipt by any Borrower or a Subsidiary thereof from any Governmental Authority of (A) any notice asserting any failure by any Borrower or a Subsidiary thereof to be in compliance with applicable Requirements of Law or that threatens the taking of any action against any Borrower or a Subsidiary thereof or sets forth circumstances that, if taken or adversely determined, would reasonably be expected to have a Material Adverse Effect, or (B) any notice of any actual or threatened suspension, limitation or revocation of, failure to renew, or imposition of any restraining order, escrow or impoundment of funds in connection with, any license, permit, accreditation or authorization of any Borrower or a Subsidiary thereof, where such action would reasonably be expected to have a Material Adverse Effect;

                                                      47

                  (iv)     any other matter or event that has, or would reasonably be expected to have, a
         Material Adverse Effect, together with a written statement of a Responsible Officer of the Borrowers setting forth the nature and period of existence thereof and the action that the affected Borrowers or
         Subsidiaries have taken and propose to take with respect thereto; and

         (d)      Other Information. As promptly as reasonably possible, such other information about the business, condition (financial or otherwise), operations or properties of any Borrower or Subsidiary thereof as the Administrative Agent or any Lender may from time to time reasonably request.

         5.3      Existence; Franchises; Maintenance of Properties. Each of the Parent and the Borrowers will, and will cause each of their respective Subsidiaries to, (i) maintain and preserve in full force and effect its legal existence, except as expressly permitted otherwise by Section 7.2, (ii) obtain, maintain and preserve in full force and effect all other rights, franchises, licenses, permits, certifications, approvals and authorizations required by Governmental Authorities and necessary to the ownership, occupation or use of its properties or the conduct of its business, except to the extent the failure to do so would not reasonably be expected to have a Material Adverse Effect, and (iii) keep all material properties in good working order and condition (normal wear and tear and damage by casualty excepted) and from time to time make all necessary repairs to and renewals and replacements of such properties, except to the extent that any of such properties are obsolete or are being replaced or, in the good faith judgment of the Borrowers, are no longer useful or desirable in the conduct of the business of the Borrowers and their Subsidiaries.

         5.4      Compliance with Laws. Each Borrower will, and will cause each of its Subsidiaries to, comply in all respects with all Requirements of Law applicable in respect of the conduct of its business and the ownership and operation of its properties, except to the extent the failure so to comply would not reasonably be expected to have a Material Adverse Effect.

         5.5      Payment of Obligations. Each Borrower will, and will cause each of its Subsidiaries to, (i)
pay, discharge or otherwise satisfy at or before maturity all liabilities and obligations as and when due
(subject to any applicable subordination, grace and notice provisions), except to the extent failure to do so would not reasonably be expected to have a Material Adverse Effect, and (ii) pay and discharge all taxes, assessments and governmental charges or levies imposed upon it, upon its income or profits or upon any of its properties, prior to the date on which penalties would attach thereto, and all lawful claims that, if unpaid, would become a Lien (other than a Permitted Lien) upon any of the properties of any Borrower or a Subsidiary thereof; provided, however, that no Borrower or Subsidiary thereof shall be required to pay any such tax, assessment, charge, levy or claim that is being contested in good faith and by proper proceedings and as to which such Borrower or Subsidiary is maintaining adequate reserves with respect thereto in accordance with
GAAP.

         5.6      Insurance. Each Borrower will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurance companies insurance with respect to its assets, properties and business, against such hazards and liabilities, of such types and in such

                                                      48

amounts, as is customarily maintained by companies in the same or similar businesses similarly situated.

         5.7      Maintenance of Books and Records; Inspection. Each Borrower will, and will cause each of its
Subsidiaries to, (i) maintain adequate books, accounts and records, in which full, true and correct entries shall be made of all financial transactions in relation to its business and properties, and prepare all financial statements required under this Agreement, in each case in accordance with GAAP and in compliance with the requirements of any Governmental Authority having jurisdiction over it, and (ii) permit employees or agents of the Administrative Agent or any Lender to visit and inspect its properties and examine or audit its books, records, working papers and accounts and make copies and memoranda of them, and to discuss its affairs, finances and accounts with its officers and employees and, upon notice to the Borrowers, the independent public accountants of the Parent and its Subsidiaries (and by this provision the Parent authorizes such accountants to discuss the finances and affairs of the Parent and its Subsidiaries), all at such times and from time to time, upon reasonable notice and during business hours, as may be reasonably requested.

         5.8      Environmental Laws. Each Borrower will, and will cause each of its Subsidiaries to, (i)
comply in all material respects with, and use commercially reasonable efforts to ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and use commercially reasonable efforts to ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect, and (ii)
conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions, required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws, except to the extent that the same are being contested in good faith by appropriate proceedings or to the extent the failure to conduct or complete any of the foregoing would not reasonably be expected to have a Material Adverse Effect.

         5.9      OFAC, PATRIOT Act Compliance. Each Borrower will, and will cause each of its Subsidiaries to,
(i) refrain from doing business in a Sanctioned Country or with a Sanctioned Person in violation of the economic sanctions of the United States administered by OFAC, and (ii) provide, to the extent commercially reasonable, such information and take such actions as are reasonably requested by the Administrative Agent or any Lender in order to assist the Administrative Agent and the Lenders in maintaining compliance with the
PATRIOT Act.

         5.10     Further Assurances. Each Borrower will, and will cause each of its Subsidiaries to, make, execute, endorse, acknowledge and deliver any amendments, modifications or supplements hereto and restatements hereof and any other agreements, instruments or documents, and take any and all such other actions, as may from time to time be reasonably requested by the Administrative Agent or the Required Lenders to effect, confirm or further assure or protect and preserve the interests, rights and remedies of the Administrative Agent and the
Lenders under this Agreement and the other Credit Documents.

                                                      49

                                                  ARTICLE VI

                                              FINANCIAL COVENANTS

         Each Borrower covenants and agrees that, until the termination of the Commitments and the payment in full in cash of all principal and interest with respect to the Loans together with all fees, expenses and other amounts then due and owing hereunder:

         6.1      Maximum Consolidated Indebtedness to Total Capitalization. The ratio of Consolidated
Indebtedness to Total Capitalization shall not be greater than 0.30 to 1.0 at any time.

         6.2      Minimum Consolidated Net Worth. Consolidated Net Worth shall be at all times an amount not less than the sum of (x) 80% of Consolidated Net Worth as of March 31, 2006, plus (y) 50% of Consolidated Net
Income for each fiscal quarter (beginning with the fiscal quarter ending June 30, 2006) for which Consolidated
Net Income (measured at the end of each such fiscal quarter) is a positive amount plus (z) 100% of the aggregate increases in shareholders' equity of the Parent by reason of the issuance or sale of Capital Stock of the Parent or any Subsidiary of the Parent.

         6.3      Minimum Risk-Based Capital. PLIC shall, as of the last day of each calendar quarter, have a
Risk Based Capital Ratio of not less than 2.50 to 1

         6.4      Minimum A.M. Best Financial Strength Rating. The "Financial Strength Rating" of PLIC issued by A.M. Best shall at all times be "A-" or better.

                                                  ARTICLE VII

                                               NEGATIVE COVENANTS

         Each Borrower covenants and agrees that, until the termination of the Commitments and the payment in full in cash of all principal and interest with respect to the Loans together with all fees, expenses and other amounts then due and owing hereunder:

         7.1      Liens. The Borrowers will not, nor will they permit or cause any of their Subsidiaries or any
SPE to, directly or indirectly, make, create, incur, assume or suffer to exist, any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, or file or consent to the filing of, or knowingly permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the Uniform Commercial Code of any state or under any similar recording or notice statute, or agree to do any of the foregoing, other than the following
(collectively, "Permitted Liens"):

                  (i)      Liens in existence on the Closing Date and set forth on Schedule 7.1, and any extensions, renewals or replacements thereof; provided that any such extension, renewal or replacement
         Lien shall be limited to all or a part of the property that secured

                                                      50

         the Lien so extended, renewed or replaced (plus any improvements on such property) and shall secure only those obligations that it secures on the date hereof (and any renewals, replacements, refinancings or extensions of such obligations that do not increase the outstanding principal amount thereof);

                  (ii)     Liens imposed by law, such as Liens of carriers, warehousemen, mechanics, materialmen and landlords, incurred in the ordinary course of business for sums not constituting borrowed money that are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP (if so required);

                  (iii)    Liens (other than any Lien imposed by ERISA, the creation or incurrence of which would result in an Event of Default under Section 9.1(i)) incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure the performance of letters of credit, bids, tenders, statutory obligations, surety and appeal bonds, leases, public or statutory obligations, government contracts and other similar obligations (other than obligations for borrowed money) entered into in the ordinary course of business;

                  (iv)     Liens for taxes, assessments or other governmental charges or statutory obligations that are not delinquent or remain payable without any penalty or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP (if so required);

                  (v)      any attachment or judgment Lien not constituting an Event of Default under
         Section 9.1(h);

                  (vi)     customary rights of set-off, revocation, refund or chargeback under deposit agreements or under the Uniform Commercial Code of banks or other financial institutions where the
         Parent or any of its Subsidiaries maintains deposits (other than deposits intended as cash collateral)
         in the ordinary course of business;

                  (vii)    Liens that arise in favor of banks under Article 4 of the Uniform Commercial Code on items in collection and the documents relating thereto and proceeds thereof;

                  (viii) Liens arising from the filing (for notice purposes only) of UCC-1 financing statements
         (or equivalent filings, registrations or agreements in foreign jurisdictions) in respect of true leases otherwise permitted hereunder;

                  (ix)     with respect to any real property occupied by any Borrower or Subsidiary thereof,
         (a) all easements, rights of way, reservations, licenses, encroachments, variations and similar restrictions, charges and encumbrances on title that do not secure monetary obligations and do not materially impair the use of such property for its intended purposes or the value thereof, and (b) any other Lien or exception to coverage described in mortgagee policies of title insurance issued in favor of and accepted by the Administrative Agent;

                                                      51

                  (x)      any leases, subleases, licenses or sublicenses granted by any Borrower or any of their respective Subsidiaries to third parties in the ordinary course of business and not interfering in any material respect with the business of such Borrower and its Subsidiaries, and any interest or title of a lessor, sublessor, licensor or sublicensor under any lease or license permitted under this
         Agreement;

                  (xi)     Liens on the common stock or other securities of any Subsidiary or SPE formed in connection with a transaction of the type described in Section 7.2(d)(iii);

                  (xii)    Liens securing obligations under Swap Contracts of any Borrower or its Subsidiaries entered into in the ordinary course of business and not for speculation;

                  (xiii)   Liens on property held in any segregated separate account of an Insurance Subsidiary and established pursuant to the applicable insurance code and other Requirements of Law for the benefit of specified classes of policyholders, annuitants or other third parties and securing
         Indebtedness that is non-recourse to the Borrowers or their Subsidiaries;

                  (xiv)    Liens on assets acquired in connection with any Permitted Acquisition and securing obligations assumed in connection with such Permitted Acquisition; provided that such Liens were not incurred in contemplation of or in connection with the Permitted Acquisition or any transactions related thereto;

                  (xv)     Liens securing Indebtedness of the Borrowers and their Subsidiaries or any SPE incurred solely to finance the acquisition of new assets, provided that (x) any such Lien shall attach to the property being acquired concurrently with or within ninety (90) days after the acquisition by the applicable Borrower, Subsidiary or SPE, (y) the amount of the Indebtedness secured by such Lien shall not exceed 100% of the cost to the applicable Borrower, Subsidiary or SPE of acquiring such assets, and (z) any such Lien shall not encumber any other property of the applicable Borrower,
         Subsidiary or SPE; and

                  (xvi)    other Liens securing Indebtedness not in excess of $100,000,000.

         7.2      Merger, Consolidation and Sales of Assets. The Borrowers will not, nor will they permit or cause any of their Subsidiaries to:

         (a)      consolidate with or be a party to a merger with any other Person except (i) in connection with a Permitted Acquisition or Permitted Joint Venture, provided that if any Borrower is a party thereto, such
Borrower is the surviving entity and (ii) any Subsidiary (other than a Borrower) may merge or consolidate with, or be liquidated into any Borrower (so long as the Borrower is the surviving or continuing entity) or any other
Subsidiary, in each case so long as no Default or Event of Default has occurred and is continuing or would result therefrom;

         (b)      sell, lease or otherwise dispose of any substantial part of its assets provided that the foregoing shall not apply to or operate to prevent (i) either (A) reinsurance and similar risk sharing arrangements entered into in the ordinary course of business, or (B) reinsurance arrangements with respect to a whole block of business, (ii) sales or other dispositions of assets

                                                      52

acquired in satisfaction of obligations owing to any Borrower or Subsidiary thereof, (iii) the sale of all or any substantial part of the assets of, or of the equity interests held by any Borrower in, any Subsidiary which is not a Borrower, (iv) the sale of any partnership or other interest in investment vehicles by PXP or its
Subsidiaries, (v) the sale and leaseback of the real property located at One American Row, Hartford,
Connecticut or the sale and leaseback of the real property located at 56 Prospect Street, Hartford,
Connecticut, (vi) sale and leaseback transactions (other than those specified in clause (v) above), provided that the aggregate net proceeds of such transactions shall not exceed $25,000,000, or (vii) the sale or transfer of assets (other than the closed block assets referred to in clause (d) below) from any of the
Borrowers or their Subsidiaries to any other of the Borrowers or their Subsidiaries, so long as in the case of each of the matters described in clauses (i) through (vii) above, no Default or Event of Default shall have occurred and be continuing or would occur as a result thereof;

         (c)      enter into any transaction in which PXP would become a direct or indirect Subsidiary of PLIC or of any other Borrower or Subsidiary thereof primarily engaged in the business of insurance or banking.

         (d)      sell, transfer or otherwise dispose of the specified life and annuity policies forming a closed block established in the "Plan of Reorganization" of Phoenix Home Life Mutual Insurance Company for the
benefit of holders of the policies in the closed block or the assets or liabilities relating thereto, provided that the foregoing shall not apply to or operate to prevent:

                  (i)      the Borrowers from entering into inter-company transactions relating to such closed block, but only to the extent that such transactions would also be permitted under Section 7.6;

                  (ii)     PLIC from entering into ordinary course reinsurance agreements with regard to such closed block; or

                  (iii)    a monetization or securitization of such closed block, provided that (A) no Default or Event of Default shall have occurred and be continuing at the time of the consummation of such transaction or would exist immediately after giving effect thereto, (B) immediately after giving effect to such transaction and any Borrowings in connection therewith, the Borrowers shall be in compliance with the financial covenants contained in Article VI, and (C) all Indebtedness and other material liabilities or obligations arising from the transaction shall be non-recourse to the
         Borrowers and their Subsidiaries (and their assets), other than Subsidiaries (and their assets) that
         (x) are established in connection with the transaction and (y) are not the parent entity (direct or indirect) of any of the Borrowers.

         7.3      Indebtedness. The Borrowers will not, nor will they permit or cause any of their Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness other than:

                  (i)      Indebtedness of the Borrowers in favor of the Administrative Agent and the Lenders incurred under this Agreement and the other Credit Documents; and

                                                      53

                  (ii)     other Indebtedness, provided that (i) at the time of incurrence thereof, no Default or Event of Default shall have occurred and be continuing and (ii) immediately after giving effect to the incurrence thereof, the Borrowers shall be in compliance with the financial covenants contained in
         Article VI.

         7.4      Investments. The Borrowers will not, nor will they permit or cause any of their Subsidiaries to, directly or indirectly, in any transaction or series of related transactions, (a) acquire any going business, division thereof, line of business, or block of business or all or substantially all of the assets, of any Person, whether through purchase of assets, merger or otherwise, (b) acquire securities or other ownership interests of any Person having at least a majority of combined voting power of the then outstanding securities or other ownership interests of such Person (any of the transactions described in clauses (a) or
(b), an "Acquisition"), or (c) otherwise purchase, own, invest in or otherwise acquire any Capital Stock, evidence of indebtedness or other obligation or security or any interest whatsoever in any other Person, or make or permit to exist any loans, advances or extensions of credit to, or any investment in cash or by delivery of property in, any other Person, or become a partner or joint venturer in any partnership or joint venture (collectively, including Acquisitions, "Investments"), or make a commitment or otherwise agree to do any of the foregoing, other than:

                  (i)      Investments consisting of Cash Equivalents;

                  (ii)     Investments consisting of the extension of trade credit, the creation of prepaid expenses, the purchase of inventory, supplies, equipment and other assets, and other Investments made in the ordinary course of business;

                  (iii)    Investments (other than Acquisitions and Joint Ventures) by PLIC and other Insurance
         Subsidiaries in compliance with all applicable regulatory requirements;

                  (iv)     Investments by Parent and PXP in the ordinary course of business consistent with past practices;

                  (v)      any Acquisition (x) to which the Required Lenders (or the Administrative Agent on their behalf) shall have given their prior written consent (which consent may be in their sole discretion and may be given subject to such terms and conditions as the Required Lenders shall establish), or (y) with respect to which all of the following conditions, as applicable, are satisfied
         (any Acquisition meeting all of the applicable conditions set forth under this clause (y), a
         "Permitted Acquisition"):

                           (A)     each business acquired shall be in or related to the life and annuity sector of the insurance business;

                           (B)     in the case of an Acquisition involving the acquisition of Capital Stock of any Person, immediately after giving effect to such Acquisition such Person (or the surviving
                  Person, if the Acquisition is effected through a merger or consolidation) shall be a
                  Subsidiary of any Borrower;

                           (C)     the Person to be acquired (or its board of directors or equivalent governing body) has not either announced it will oppose such Acquisition or

                                                      54

                  commenced any action which alleges that such Acquisition violates, or will violate, any
                  Requirement of Law;

                           (D)     no Default or Event of Default shall have occurred and be continuing at the time of the consummation of such Acquisition or would exist immediately after giving effect thereto;

                           (E)     immediately after giving effect to such Acquisition and any Borrowings in connection therewith, the Borrowers shall be in compliance with the financial covenants contained in Article VI; and

                           (F)     the sum (without duplication) of (t) the amount of cash paid as purchase price by the Borrowers and their Subsidiaries in connection with such Acquisition, (u) the value of all Capital Stock issued or given as purchase price in connection with such
                  Acquisition (as determined by the parties thereto under the definitive acquisition agreement), (v) the amount of all Indebtedness incurred, assumed or acquired by the Borrowers and their Subsidiaries in connection with such Acquisition which becomes Consolidated
                  Indebtedness (provided that any insurance policy, annuity contract, guaranteed investment contract, funding agreement or other insurance product obligations incurred, ceded or assumed in a reinsurance transaction shall not be included as such Indebtedness), (w) the amount of any Contingent Purchase Price Obligations payable in connection with such Acquisition, as determined in good faith by the Borrowers, (x) all amounts paid in respect of noncompetition agreements, consulting agreements and similar arrangements entered into in connection with such Acquisition, (y) the aggregate fair market value of all other real, mixed or personal property paid as purchase price by the Borrowers and their Subsidiaries in connection with such Acquisition, and (z) in the case of a reinsurance transaction, the ceding commission or other amount by which the liabilities transferred exceed the assets transferred
                  (collectively, the "Acquisition Amount") for all Permitted Acquisitions consummated during the term of this Agreement plus the amount of Investments (net of returns of principal) in all Permitted Joint Ventures, shall not at any time exceed $400,000,000; and

                  (vi)     any Joint Venture (x) to which the Required Lenders (or the Administrative Agent on their behalf) shall have given their prior written consent (which consent may be in their sole discretion and may be given subject to such terms and conditions as the Required Lenders shall establish), or (y) with respect to which all of the following conditions are satisfied (any Joint
         Venture meeting all of the applicable conditions set forth under this clause (y), a "Permitted Joint
         Venture"):

                           (A) no Default or Event of Default shall have occurred and be continuing at the time of the consummation of such Joint Venture or would exist immediately after giving effect thereto;

                                                      55

                           (B)     immediately after giving effect to such Joint Venture and any Borrowings in connection therewith, the Borrowers shall be in compliance with the financial covenants contained in Article VI;

                           (C)     immediately after giving effect to such Joint Venture, the aggregate amount of Investments by the Borrowers and their Subsidiaries in all Permitted Joint Ventures
                  (excluding any Joint Ventures exclusively among the Borrowers and their Subsidiaries) would not exceed 10% of Consolidated Net Worth; and

                           (D)     the aggregate of the amount of Investments (net of returns of principal) in all Permitted Joint Ventures plus the Acquisition Amounts for all Permitted Acquisitions consummated during the term of this Agreement, shall not at any time exceed $400,000,000.

         7.5      Restricted Payments. The Parent shall not, declare or pay any dividend or other distribution on account of its equity securities or directly or indirectly, through a subsidiary or otherwise, purchase, redeem or otherwise acquire or retire any such equity securities if after giving effect thereto a Default or
Event of Default shall have occurred and be continuing. The Parent will not permit any Subsidiary (other than a
Subsidiary formed in connection with a transaction of the type described in Section 7.2(d)(iii)) to enter into, or permit to remain outstanding, any agreement prohibiting or limiting the amount of dividends or other distributions which it may make to the holders of its equity securities.

         7.6      Transactions with Affiliates. The Borrowers shall not, and shall not suffer or permit any
Subsidiary to, enter into any transaction with any Affiliate, except upon fair and reasonable terms no less favorable to the Borrowers and their Subsidiaries than would obtain in a comparable arm's-length transaction with a third-party.

         7.7      Lines of Business. The Borrowers shall not, and shall not suffer or permit any Subsidiary to, engage in any material line of business other than lines of business in or related to the lines of business carried on by PLIC, PXP and their Subsidiaries on the date hereof.

         7.8      Pari Passu Ranking. No Borrower shall enter into any agreement or take any other action that would cause the Obligations to rank less than pari passu with all other senior unsecured Indebtedness of such
Borrower.

         7.9      Accounting Changes. Each Borrower will not, nor will it permit or cause any of its
Subsidiaries to, make or permit any material change in its accounting policies or reporting practices, except as may be permitted by GAAP or SAP, and any such change shall be subject to Section 1.2.

                                                      56

                                                 ARTICLE VIII

                                                    GUARANTY

         8.1      Guaranty. The Parent hereby unconditionally and irrevocably guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each
Loan made to PLIC and PXP pursuant to this Agreement, and the full and punctual payment of all Obligations of
PLIC and PXP under this Agreement. Upon failure by PLIC or PXP to pay punctually any such amount, the Parent shall forthwith on demand pay the amount not so paid at the place and in the manner specified in this
Agreement.

         8.2      Guaranty Unconditional. The obligations of the Parent under this Article VIII shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

         (a)      any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of PLIC or PXP under this Agreement or any Note, by operation of law or otherwise;

         (b)      any modification or amendment of or supplement to this Agreement or any Note;

         (c)      any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of PLIC or PXP under this Agreement or any Note;

         (d)      any change in the corporate existence, structure or ownership of PLIC or PXP or any insolvency, bankruptcy, reorganization or other similar proceeding affecting PLIC or PXP or their assets or any resulting release or discharge of any obligation of PLIC or PXP contained in this Agreement or any Note;

         (e)      the existence of any claim, set-off or other right which the Parent may have at any time against PLIC or PXP, the Administrative Agent, any Lender or any other Person, whether in connection herewith or any unrelated transaction, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

         (f)      any invalidity or unenforceability relating to or against PLIC or PXP for any reason of this
Agreement or any Note, or any provision of applicable law or regulation purporting to prohibit the payment by
PLIC or PXP of the principal of or interest on any Loan or any other amount payable by PLIC or PXP under this
Agreement; or

         (g)      any other act or omission to act or delay of any kind by PLIC or PXP, the Administrative
Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of PLIC or PXP or of the Parent's obligations as guarantor hereunder.

         8.3      Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances. The Parent's
obligations as guarantor hereunder shall remain in full force and effect until all of the Commitments shall have terminated and all Obligations shall have been indefeasibly paid in full in cash. If at any time any payment of principal, interest or any other amount payable by

                                                      57

PLIC or PXP under this Agreement or any Note is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of PLIC or PXP or otherwise, the Parent's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

         8.4      Waiver by the Parent. The Parent irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against PLIC or PXP or any other Person.

         8.5      Subrogation. Notwithstanding any payment made by or for the account of the Parent pursuant to this Article VIII, the Parent shall not be subrogated to any right of the Administrative Agent or any Lender until such time as the Administrative Agent and the Lenders shall have received final payment in cash of the full amount of all Obligations and all of the Commitments shall have terminated.

         8.6      Stay of Acceleration. If acceleration of the time for payment of any amount payable by PLIC or PXP under this Agreement or any Note is stayed upon the insolvency, bankruptcy or reorganization of PLIC or
PXP, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by the Parent hereunder forthwith on demand by the Administrative Agent made at the request of the
Required Lenders.

                                                   ARTICLE II

                                               EVENTS OF DEFAULT

         9.1      Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default":

         (a)      Non-Payment. The Borrowers shall fail to pay when due (i) any principal of any Loan or (ii)
any interest on any Loan, any fee payable under this Agreement or any other Credit Document, and (in the case of this clause (ii) only) such failure shall continue for a period of five days;

         (b)      Specific Defaults. The Borrowers or any of their Subsidiaries shall (i) fail to observe, perform or comply with any condition, covenant or agreement contained in any of Sections 2.14, 5.1, 5.2(a),
5.2(c)(i), or 5.3(i) or in Articles VI or VII or (ii) fail to observe, perform or comply with any condition, covenant or agreement contained in Section 5.2 (other than Sections 5.2(a) and 5.2(c)(i)) and (in the case of this clause (ii) only) such failure shall continue unremedied for a period of five Business Days after the earlier of (y) the date on which a Responsible Officer of the Borrowers acquires knowledge thereof and (z) the date on which written notice thereof is delivered by the Administrative Agent or any Lender to the Borrowers;

         (c)      Other Defaults. The Borrowers or any of their Subsidiaries shall fail to observe, perform or comply with any condition, covenant or agreement contained in this Agreement or any of the other Credit
Documents other than those enumerated in Sections 9.1(a) and 9.1(b), and such failure (i) by the express terms of such Credit Document, constitutes an Event of Default, or (ii) shall continue unremedied for any grace period specifically applicable thereto or,

                                                      58

if no grace period is specifically applicable, for a period of 20 days after the earlier of (y) the date on which a Responsible Officer of the Borrowers acquires knowledge thereof and (z) the date on which written notice thereof is delivered by the Administrative Agent or any Lender to the Borrowers;

         (d)      Representations and Warranties. Any representation or warranty made or deemed made by or on behalf of the Borrowers or any of their Subsidiaries in this Agreement, any of the other Credit Documents or in any certificate, instrument, report or other document furnished at any time in connection herewith or therewith shall prove to have been incorrect, false or misleading in any material respect as of the time made, deemed made or furnished;

         (e)      Cross Default. The Borrowers or any of their Subsidiaries shall (i) fail to pay when due
(whether by scheduled maturity, acceleration or otherwise and after giving effect to any applicable grace period or notice provisions) any principal of or interest on any Indebtedness having an aggregate principal amount of at least (A) $10,000,000 with respect to the Parent or PLIC or (B) $5,000,000 with respect to PXP or any other Subsidiary of any Borrower or (ii) fail to observe, perform or comply with any condition, covenant or agreement contained in any agreement or instrument evidencing or relating to any such Indebtedness, or any other event shall occur or condition exist in respect thereof, and the effect of such failure, event or condition is to cause, or permit the holder or holders of such Indebtedness (or a trustee or agent on its or their behalf) to cause (with or without the giving of notice, lapse of time, or both), without regard to any subordination terms with respect thereto, such Indebtedness to become due, or to be prepaid, redeemed, purchased or defeased, prior to its stated maturity, provided that the early termination of a Swap Contract entered into in the ordinary course of business and not for speculation shall not be treated as subject to this clause (ii) and, provided further that for purposes of this Section 9.1(e), Indebtedness shall not include (x)
the Indebtedness incurred pursuant to this Agreement or (y) Indebtedness of an SPE if such Indebtedness is non-recourse to the Borrowers and their Subsidiaries (other than the SPE) and if, in the case of any such
Indebtedness incurred in connection with a transaction described in Section 7.2(d)(iii), any such failure to pay or perform with respect to such Indebtedness does not materially impair any rights of PLIC under any related reinsurance agreement;

         (f)      Insolvency; Voluntary Proceedings. Any Borrower or any of its Subsidiaries shall (i) file a voluntary petition or commence a voluntary case seeking liquidation, winding-up, reorganization, dissolution, arrangement, readjustment of debts or any other relief under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to controvert in a timely and appropriate manner, any petition or case of the type described in Section 9.1(g),
(iii) apply for or consent to the appointment of or taking possession by a custodian, trustee, receiver or similar official for or of itself or all or a substantial part of its properties or assets, (iv) fail generally, or admit in writing its inability, to pay its debts generally as they become due, (v) make a general assignment for the benefit of creditors or (vi) take any corporate action to authorize or approve any of the foregoing;

         (g)      Involuntary Proceedings. Any involuntary petition or case shall be filed or commenced against any Borrower or any of its Subsidiaries seeking liquidation, winding-up, reorganization, dissolution, arrangement, readjustment of debts, the appointment of a custodian,

                                                      59

trustee, receiver or similar official for it or all or a substantial part of its properties or any other relief under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, and such petition or case shall continue undismissed and unstayed for a period of 60 days; or an order, judgment or decree approving or ordering any of the foregoing shall be entered in any such proceeding;

         (h)    Judgments. Any one or more money judgments, writs or warrants of attachment, executions or similar processes involving an aggregate amount (to the extent not paid or fully bonded or covered by insurance as to which the surety or insurer, as the case may be, has the financial ability to perform and has not disputed coverage) in excess of $50,000,000 shall be entered or filed against any Borrower or any of its
Subsidiaries or any of their respective properties and the same shall not be paid, dismissed, bonded, vacated, stayed or discharged within a period of 30 days or in any event later than five days prior to the date of any proposed sale of such property thereunder;

         (i)    ERISA. Any ERISA Event (other than as set forth on Schedule 4.11) or any other event or condition shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result thereof, together with all other ERISA Events and other events or conditions then existing, any Borrower or Subsidiary thereof and its ERISA Affiliates have incurred, or would reasonably be expected to incur, liability to any one or more Plans or Multiemployer Plans or to the PBGC (or to any combination thereof) in excess of $10,000,000;

         (j)    Loss of Licenses. Any one or more licenses, permits, accreditations or authorizations of any Borrower or any Subsidiary thereof shall be suspended, limited or terminated or shall not be renewed, or any other action shall be taken, by any Governmental Authority in response to any alleged failure by any
Borrower or Subsidiary thereof to be in compliance with applicable Requirements of Law, and such action, individually or in the aggregate, has or would reasonably be expected to have a Material Adverse Effect;

         (k)    Environmental. Any one or more Environmental Claims shall have been asserted against any
Borrower or any Subsidiary thereof (or a reasonable basis shall exist therefor) or any Borrower or any
Subsidiary thereof shall have incurred or would reasonably be expected to incur liability, interruption of operations or other adverse effects as a result thereof; and such Environmental Claims, liability or other effect, individually or in the aggregate, has or would reasonably be expected to have a Material Adverse
Effect;

         (l)    Change of Control. Either (i) a Person, or two or more Persons acting in concert, shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission
under the Securities Exchange Act of 1934) of 30% or more of the voting power of the Parent; or (ii) the Parent shall cease to own, directly or indirectly, free and clear of all Liens or other encumbrances, 100% of the issued and outstanding Capital Stock of each other Borrower.

         9.2    Remedies: Termination of Commitments, Acceleration, etc. Upon and at any time after the occurrence and during the continuance of any Event of Default, the Administrative Agent shall at the direction, or may with the consent, of the Required Lenders, take any or all of the following actions at the same or different times:

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         (a)    Declare the Commitments to be terminated, whereupon the same shall terminate; provided that, upon the occurrence of a Bankruptcy Event, the Commitments shall automatically be terminated;

         (b)    Declare all or any part of the outstanding principal amount of the Loans to be immediately due and payable, whereupon the principal amount so declared to be immediately due and payable, together with all interest accrued thereon and all other amounts payable under this Agreement and the other Credit Documents, shall become immediately due and payable without presentment, demand, protest, notice of intent to accelerate or other notice or legal process of any kind, all of which are hereby knowingly and expressly waived by the
Borrowers; provided that, upon the occurrence of a Bankruptcy Event, all of the outstanding principal amount of the Loans and all other amounts described in this Section 9.2(b) shall automatically become immediately due and payable without presentment, demand, protest, notice of intent to accelerate or other notice or legal process of any kind, all of which are hereby knowingly and expressly waived by the Borrowers;

         (c)    Appoint or direct the appointment of a receiver for the properties and assets of the Borrowers and their Subsidiaries, both to operate and to sell such properties and assets, and each Borrower, for itself and on behalf of its Subsidiaries, hereby consents to such right and such appointment and hereby waives any objection any Borrower or any Subsidiary may have thereto or the right to have a bond or other security posted by the Administrative Agent on behalf of the Lenders, in connection therewith; and

         (d)    Exercise all rights and remedies available to it under this Agreement, the other Credit
Documents and applicable law.

         9.3    Remedies: Set-Off. Upon and at any time after the occurrence and during the continuance of any Event of Default, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of any Borrower against any and all of the obligations of such Borrower now or hereafter existing under this Agreement or any other Credit Document to such Lender, including, without limitation, the obligations of the Parent under Article VIII, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Credit Document and although such obligations of such Borrower may be contingent or unmatured or are owed to a branch or office of such Lender different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender and their respective
Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff)
that such Lenders or their respective Affiliates may have. Each Lender agrees to notify the Borrowers and the
Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

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                                                   ARTICLE X

                                            THE ADMINISTRATIVE AGENT

         10.1   Appointment and Authority. Each of the Lenders hereby irrevocably appoints Wachovia to act on its behalf as the Administrative Agent hereunder and under the other Credit Documents and authorizes the
Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the
Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and neither the Borrowers nor any Subsidiary thereof shall have rights as a third party beneficiary of any of such provisions.

         10.2   Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative
Agent hereunder and without any duty to account therefor to the Lenders.

         10.3   Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Credit Documents. Without limiting the generality of the foregoing, the Administrative Agent:

         (a)    shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing;

         (b)    shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Credit Documents that the
Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Credit
Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Credit Document or applicable law; and

         (c)    shall not, except as expressly set forth herein and in the other Credit Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the
Borrowers or any of their Affiliates that is communicated to or obtained by the Person serving as the
Administrative Agent or any of its Affiliates in any capacity.

         The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.5 and 9.2) or

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(ii) in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or
Event of Default is given to the Administrative Agent by the Borrowers or a Lender.

         The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into
(i) any statement, warranty or representation made in or in connection with this Agreement or any other Credit
Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default,
(iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Credit Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the
Administrative Agent.

         10.4   Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

         10.5   Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Credit Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties.
The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the
Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

         10.6   Resignation of Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrowers. Upon receipt of any such notice of resignation, the Required
Lenders shall have the right, in consultation with the Borrowers, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring

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Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrowers and the
Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Credit
Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this
Section. Upon the acceptance of a successor's appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Credit Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the retiring Administrative Agent's resignation hereunder and under the other Credit Documents, the provisions of this Article and Section 11.1 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

         10.7   Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related
Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Credit Document or any related agreement or any document furnished hereunder or thereunder.

         10.8   No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Bookrunners,
Arrangers, Syndication Agent, Documentation Agent or other agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Credit Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder.

                                                 ARTICLE XI

                                               MISCELLANEOUS

         11.1   Expenses; Indemnity; Damage Waiver.

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         (a)    The Borrowers shall pay (i) all reasonable out-of-pocket expenses incurred by the
Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Credit
Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all out-of-pocket expenses incurred by the Administrative Agent or any Lender (including the fees, charges and disbursements of any counsel for the
Administrative Agent or any Lender), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Credit Documents, including its rights under this Section, or (B)
in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

         (b)    The Borrowers shall indemnify the Administrative Agent (and any sub-agent thereof), each
Lender, and each Related Party of any of the foregoing persons (each such person being called an
"Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any
Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the
Borrowers or any Subsidiary thereof arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Credit Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Substances on or from any property owned or operated by any Borrower or Subsidiary thereof, or any Environmental Claim related in any way to any Borrower or Subsidiary thereof, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Borrower or any Subsidiary thereof, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by any Borrower or any Subsidiary thereof against an Indemnitee for breach in bad faith of such Indemnitee's obligations hereunder or under any other Credit Document, if such Borrower or such Subsidiary has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction; provided further, that the
Indemnitees shall, at the request of the Borrowers, only use one counsel among them in any single matter or related matters unless any such Indemnitee determines in its sole discretion that its interests may differ from any other Indemnitee.

         (c)    To the extent that any Borrower for any reason fails to indefeasibly pay any amount required under Section 11.1(a) or Section 11.1(b) to be paid by it to the Administrative Agent (or any sub-agent thereof) or any Related Party of any of the foregoing, each Lender severally agrees to pay to the
Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender's proportion (based on the percentages as used in

                                                      65

determining the Required Lenders as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent
(or any such sub-agent) or against any Related Party of any of the foregoing acting for the Administrative
Agent (or any such sub-agent) in connection with such capacity. The obligations of the Lenders under this
Section 11.1(c) are subject to the provisions of Section 2.3(c).

         (d)    To the fullest extent permitted by applicable law, no Borrower shall assert, and each Borrower hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Credit Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. No
Indemnitee referred to in Section 11.1(b) shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems (including Intralinks, SyndTrak or similar systems) in connection with this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby.

         (e)    All amounts due under this Section shall be payable by the Borrowers upon demand therefor.

         11.2   Governing Law; Submission to Jurisdiction; Waiver of Venue; Service of Process.

         (a)    This Agreement and the other Credit Documents shall (except as may be expressly otherwise provided in any Credit Document) be governed by, and construed in accordance with, the law of the State of New
York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law, but excluding all other choice of law and conflicts of law rules).

         (b)    Each Borrower irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the State of New York sitting in New York City and of the United
States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Credit Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such state court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Credit Document shall affect any right that the Administrative Agent, any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Credit Document against any Borrower or any Subsidiary thereof or its properties in the courts of any jurisdiction.

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         (c)    Each Borrower irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Credit Document in any court referred to in Section 11.2(b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (d)    Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 11.4. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law.

         11.3   Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT
PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR
INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS
CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A)
CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR
OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER
AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND
THE OTHER CREDIT DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         11.4   Notices; Effectiveness; Electronic Communication.

         (a)    Except in the cases of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 11.4(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows:

                (i)    if to the Borrowers or the Administrative Agent, to it at the address (or telecopier number) specified for such person on Schedule 1.1(a); and

                (ii)   if to any Lender, to it at its address (or telecopier number) set forth in its
         Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent
(except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in Section 11.4(b) shall be effective as provided in Section 11.4(b).

         (b)    Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and internet or intranet websites)

                                                      67

pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to the Administrative Agent or any Lender pursuant to Article II. The Administrative Agent or the
Borrowers may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communication pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i)
notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or other communications posted to an internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

         (c)    Any party hereto may change its address or telecopier number for notices and other communications hereunder by notice to the other parties hereto (except that each Lender need not give notice of any such change to the other Lenders in their capacities as such).

         11.5   Amendments, Waivers, etc. No amendment, modification, waiver or discharge or termination of, or consent to any departure by any Borrower or Subsidiary thereof from, any provision of this Agreement or any other Credit Document shall be effective unless in a writing signed by the Required Lenders (or by the
Administrative Agent at the direction or with the consent of the Required Lenders), and then the same shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, modification, waiver, discharge, termination or consent shall:

         (a)    unless agreed to by each Lender directly affected thereby, (i) reduce or forgive the principal amount of any Loan, reduce the rate of or forgive any interest thereon (provided that only the consent of the
Required Lenders shall be required to waive the applicability of any post-default increase in interest rates), or reduce or forgive any fees hereunder (other than fees payable to the Administrative Agent or the Arranger for its own account), (ii) extend the final scheduled maturity date or any other scheduled date for the payment of any principal of or interest on any Loan (including any scheduled date for the mandatory reduction or termination of any Commitments, but excluding any mandatory prepayment of the Loans pursuant to Sections 2.6(c)
and 2.6(d) or reduction or termination of the Commitments in connection therewith), or extend the time of payment of any fees hereunder (other than fees payable to the Administrative Agent or the Arranger for its own
account), or (iii) increase any Commitment of any such Lender over the amount thereof in effect or extend the maturity thereof (it being understood that a waiver of any condition precedent set forth in Section 3.2 or of any Default or Event of Default or mandatory reduction in the Commitments, if agreed to by the Required Lenders or all Lenders (as may be required hereunder with respect to such waiver), shall not constitute such an increase); or

         (b)    unless agreed to by all of the Lenders, (i) release the Parent from its obligations under
Article VIII other than as may be otherwise specifically provided in this Agreement,

                                                      68

(ii) reduce the percentage of the aggregate Commitments or of the aggregate unpaid principal amount of the
Loans, or the number or percentage of Lenders, that shall be required for the Lenders or any of them to take or approve, or direct the Administrative Agent to take, any action hereunder or under any other Credit Document
(including as set forth in the definition of "Required Lenders"), (iii) change any other provision of this
Agreement or any of the other Credit Documents requiring, by its terms, the consent or approval of all the
Lenders for such amendment, modification, waiver, discharge, termination or consent, (iv) change or waive any provision of Section 2.15, any other provision of this Agreement or any other Credit Document requiring pro rata treatment of any Lenders, or this Section 11.5 or (v) amend, modify or waive any condition precedent to any Borrowing set forth in Section 3.2 (including in connection with any waiver of an existing Default or Event of Default);

and provided further that the Fee Letter may only be amended or modified, and any rights thereunder waived, in a writing signed by the parties thereto.

Notwithstanding the fact that the consent of all Lenders is required in certain circumstances as set forth above, each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein.

         11.6   Successors and Assigns.

         (a)    The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrowers nor any
Subsidiary thereof may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 11.6(b), (ii) by way of participation in accordance with the provisions of Section 11.6(d) or (iii)
by way of pledge or assignment of a security interest subject to the restrictions of Section 11.6(e) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 11.6(d) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the
Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

         (b)    Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

                (i)    (A) in the case of an assignment of the entire remaining amount of the assigning
         Lender's Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned, and (B) in any case not described in clause (A) above, the

                                                      69

         aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and
         Assumption with respect to such assignment is delivered to the Administrative Agent or, if "Trade
         Date" is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than
         $5,000,000, in any case, treating assignments to two or more Approved Funds under common management as one assignment for purposes of the minimum amounts, unless each of the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, the Borrowers otherwise consent
         (each such consent not to be unreasonably withheld or delayed);

                (ii)   each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Loan or the
         Commitment assigned;

                (iii)  no consent shall be required for any assignment except to the extent required by clause
         (B) of Section 11.6(b)(i) and, in addition:

                       (A)    the consent of the Borrowers (such consent not to be unreasonably withheld or delayed) shall be required unless (y) an Default or Event of Default has occurred and is continuing at the time of such assignment or (z) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; and

                       (B)    the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments to a Person who is not a Lender, an
                Affiliate of a Lender or an Approved Fund;

                (iv)   the parties to each assignment shall execute and deliver to the Administrative Agent an
         Assignment and Assumption, together with a processing and recordation fee of $3,500 for each assignment and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an
         Administrative Questionnaire;

                (v)    no such assignment shall be made to any Borrower or any of such Borrower's Affiliates or
         Subsidiaries; and

                (vi)   no such assignment shall be made to a natural person.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 11.6(c), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this
Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.16(a), 2.16(b), 2.17, 2.18 and 11.1 with respect to facts and circumstances occurring prior to the effective date of such assignment. If

                                                      70

requested by or on behalf of the assignee, the Borrowers, at their own expense, will execute and deliver to the
Administrative Agent a new Note or Notes to the order of the assignee (and, if the assigning Lender has retained any portion of its rights and obligations hereunder, to the order of the assigning Lender), prepared in accordance with the applicable provisions of Section 2.4 as necessary to reflect, after giving effect to the assignment, the Commitments and/or outstanding Loans, as the case may be, of the assignee and (to the extent of any retained interests) the assigning Lender, in substantially the form of Exhibit A. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section
11.6(b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 11.6(d).

         (c)    The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at its address for notices referred to in Schedule 1.1(a) a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the
Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrowers, the
Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, at any reasonable time and from time to time upon reasonable prior notice.

         (d)    Any Lender may at any time, without the consent of, or notice to, the Borrowers or the
Administrative Agent, sell participations to any Person (other than a natural person, any Borrower or any of such Borrower's Affiliates or Subsidiaries) (each, a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitments and/or the Loans;
provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the
Borrowers, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this
Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in Section 11.5(a)
and clause (i) of Section 11.5(b) that affects such Participant. Subject to Section 11.6(e), each Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.16(a), 2.16(b), 2.17 and 2.18 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 11.6(b).
To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.3 as though it were a Lender; provided such Participant agrees to be subject to Section 2.15(b) as though it were a
Lender.

         (e)    A Participant shall not be entitled to receive any greater payment under Section 2.16(a),
Section 2.16(b) or Section 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrowers' prior written consent. A

                                                      71

Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section
2.17 unless the Borrowers are notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 2.17(e) as though it were a Lender.

         (f)    Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Notes, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         (g)    The words "execution," "signed," "signature," and words of like import in any Assignment and
Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act or any state laws based on the Uniform Electronic Transactions Act.

         (h)    Any Lender or participant may, in connection with any assignment, participation, pledge or proposed assignment, participation or pledge pursuant to this Section 11.6, disclose to the Assignee,
Participant or pledgee or proposed Assignee, Participant or pledgee any information relating to the Borrowers and their respective Subsidiaries furnished to it by or on behalf of any other party hereto, provided that such
Assignee, Participant or pledgee or proposed Assignee, Participant or pledgee agrees in writing to keep such information confidential to the same extent required of the Lenders under Section 11.11.

         11.7   No Waiver. The rights and remedies of the Administrative Agent and the Lenders expressly set forth in this Agreement and the other Credit Documents are cumulative and in addition to, and not exclusive of, all other rights and remedies available at law, in equity or otherwise. No failure or delay on the part of the
Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or be construed to be a waiver of any Default or Event of Default. No course of dealing between any Borrower or Subsidiary thereof, the
Administrative Agent or the Lenders or their agents or employees shall be effective to amend, modify or discharge any provision of this Agreement or any other Credit Document or to constitute a waiver of any Default or Event of Default. No notice to or demand upon any Borrower or Subsidiary thereof in any case shall entitle any Borrower or Subsidiary to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Administrative Agent or any Lender to exercise any right or remedy or take any other or further action in any circumstances without notice or demand.

         11.8   Survival. All representations, warranties and agreements made by or on behalf of the Borrowers or their Subsidiaries in this Agreement and in the other Credit Documents shall survive the execution and delivery hereof or thereof, the making and repayment of the Loans. In

                                                      72

addition, notwithstanding anything herein or under applicable law to the contrary, the provisions of this
Agreement and the other Credit Documents relating to indemnification or payment of costs and expenses, including, without limitation, the provisions of Sections 2.16(a), 2.16(b), 2.17, 2.18 and 11.1, shall survive the payment in full of all Loans, the termination of the Commitments and any termination of this Agreement or any of the other Credit Documents.

         11.9   Severability. To the extent any provision of this Agreement is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

         11.10  Construction. The headings of the various articles, sections and subsections of this Agreement and the table of contents have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. Except as otherwise expressly provided herein and in the other
Credit Documents, in the event of any inconsistency or conflict between any provision of this Agreement and any provision of any of the other Credit Documents, the provision of this Agreement shall control.

         11.11  Confidentiality. Each of the Administrative Agent and the Lenders agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its
Affiliates and to its and its Affiliates' respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential to the same extent required of the Administrative Agent and the Lenders hereunder), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable Requirements of Law or by any subpoena or similar legal process, (d) to any other party hereto, (e) to the extent reasonably required in connection with the exercise of any remedies hereunder or under any other Credit Document or any action or proceeding relating to this Agreement or any other Credit Document or the enforcement of rights hereunder or thereunder, (f) subject to a written agreement containing provisions substantially the same as
(but no less restrictive than) those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to each
Borrower and its obligations, (g) with the prior written consent of the Borrowers or (h) to the extent such
Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than any Borrower or any of its Subsidiaries or Affiliates (provided that such source is not bound by a confidentiality agreement with a Borrower or Subsidiary thereof with respect to such information).

         For purposes of this Section, "Information" means all information received from the Borrowers and their Subsidiaries relating to any such Borrower or Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by any Borrower or

                                                      73

Subsidiary, provided that, in the case of information received from any Borrower or Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

         11.12  Separateness of Obligations. The Obligations with respect to each Loan, the interest payable with respect thereto, and any fees, costs, or expenses directly related to such Loan shall be the several
Obligations of the Borrower that borrowed such Loan, and such Obligations shall not be the joint Obligations of any other Borrower as a co-borrower, guarantor or surety except as specifically agreed in Article VIII hereof.

         11.13  Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Credit Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof (except for the Fee Letter). Except as provided in Section 3.1, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

         11.14  Amendment and Restatement. This Agreement amends and restates the Credit Agreement, dated as of
November 22, 2004, among the Parent, PLIC, PXP, the lenders party thereto, Wachovia, as administrative agent,
The Bank of New York, as syndication agent and PNC Bank National Association, JPMorgan Chase Bank and Harris
Nesbitt Financing, Inc., as documentation agents. All Notes and other Obligations (as such terms are defined in such previous Credit Agreement) issued, existing or arising under such previous Credit Agreement shall continue in full force and effect hereunder, except to the extent amended, modified or replaced, as of the Closing Date or thereafter, pursuant to this Credit Agreement and the other Credit Documents.

         11.15  Disclosure of Information. Each Borrower agrees and consents to the Administrative Agent's and the Arranger's disclosure of information relating to this transaction to Gold Sheets and other similar bank trade publications. Such information will consist of deal terms and other information customarily found in such publications.

         11.16  PATRIOT Act Notice. Each Lender that is subject to the PATRIOT Act and the Administrative Agent
(for itself and not on behalf of any Lender) hereby notifies the Borrowers that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of such Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Borrower in accordance with the PATRIOT Act.

                                                      74

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                                     THE PHOENIX COMPANIES, INC.

                                                     By:      /s/ Daniel J. Moskey

                                                     Title:   Vice President and Treasurer

                                                     PHOENIX LIFE INSURANCE COMPANY

                                                     By:      /s/ Daniel J. Moskey

                                                     Title:   Vice President and Treasurer

                                                     PHOENIX INVESTMENT PARTNERS, LTD.

                                                     By:      /s/ Glenn H. Pease

                                                     Title:   Vice President, Finance and Treasurer

                                             (signatures continued)

Credit Agreement                                      S-1
The Phoenix Companies, Inc., et al.
June 2006

                                                     WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                                     Administrative Agent and as a Lender

                                                     By:      /s/ William R. Goley

                                                     Title:   Director

Credit Agreement                                      S-2
The Phoenix Companies, Inc., et al.
June 2006

                                                     THE BANK OF NEW YORK, as Syndication Agent
                                                     and as a Lender

                                                     By:      /s/ Richard G. Shaw

                                                     Title:   Vice President

Credit Agreement                                      S-3
The Phoenix Companies, Inc., et al.
June 2006

                                                     HARRIS NESBITT FINANCING, INC., as Documentation Agent
                                                     and as a Lender

                                                     By:      /s/ Stephen A. Maenhout

                                                     Title:   Vice President

Credit Agreement                                      S-4
The Phoenix Companies, Inc., et al.
June 2006

                                                     JPMORGAN CHASE BANK, N.A., as Documentation Agent
                                                     and as a Lender

                                                     By:      /s/ Lawrence Palumbo, Jr.

                                                     Title:   Vice President

Credit Agreement                                      S-5
The Phoenix Companies, Inc., et al.
June 2006

                                                     PNC BANK, NATIONAL ASSOCIATION, as Documentation Agent
                                                     and as a Lender

                                                     By:      /s/ Paul Devine

                                                     Title:   Vice President & Credit Manager

Credit Agreement                                      S-6
The Phoenix Companies, Inc., et al.
June 2006

                                                     FIFTH THIRD BANK, N.A., as a Lender

                                                     By:      /s/ Brooke Balcom

                                                     Title:   Assistant Vice President

Credit Agreement                                      S-7
The Phoenix Companies, Inc., et al.
June 2006

                                                     STATE STREET BANK AND TRUST COMPANY, as a Lender

                                                     By:      /s/ Anne W. Muita

                                                     Title:   Assistant Vice President

Credit Agreement                                      S-8
The Phoenix Companies, Inc., et al.
June 2006

                                                     WEBSTER BANK, as a Lender

                                                     By:      /s/ Lawrence Davis

                                                     Title:   Vice President

Credit Agreement                                      S-9
The Phoenix Companies, Inc., et al.
June 2006

                                                  EXHIBIT A

                                                  FORM OF NOTE

                                                           Borrower's Taxpayer Identification No. _____________

$150,000,000                                                                                       June 6, 2006

         FOR VALUE RECEIVED, [NAME OF BORROWER], a ________________ corporation (the "Borrower"), hereby promises to pay to the order of

         ______________________________ (the "Lender"), at the offices of Wachovia Bank, National Association
(the "Administrative Agent") located at One Wachovia Center, 301 South College Street, Charlotte, North
Carolina (or at such other place or places as the Administrative Agent may designate), at the times and in the manner provided in the Credit Agreement, dated as of June 6, 2006 (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"), among The Phoenix Companies, Inc., Phoenix Life
Insurance Company, Phoenix Investment Partners, Ltd., the Lenders from time to time parties thereto, Wachovia
Bank, National Association, as Administrative Agent, and the other named agents identified therein, the principal sum of

         ONE HUNDRED-FIFTY MILLION DOLLARS ($150,000,000) or such lesser amount as may constitute the unpaid principal amount of the Loans made by the Lender, under the terms and conditions of this promissory note (this
"Note") and the Credit Agreement. The defined terms in the Credit Agreement are used herein with the same meaning. The Borrower also promises to pay interest on the aggregate unpaid principal amount of this Note at the rates applicable thereto from time to time as provided in the Credit Agreement.

         This Note is one of a series of Notes referred to in the Credit Agreement and is issued to evidence the Loans made by the Lender pursuant to the Credit Agreement. All of the terms, conditions and covenants of the Credit Agreement are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length, and any holder of this Note is entitled to the benefits of and remedies provided in the Credit Agreement and the other Credit Documents. Reference is made to the Credit
Agreement for provisions relating to the interest rate, maturity, payment, prepayment and acceleration of this
Note.

         In the event of an acceleration of the maturity of this Note, this Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the
Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys'
fees.

         This Note shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations
Law, but excluding all other choice of law and conflicts of law rules). The Borrower hereby submits to the nonexclusive jurisdiction and venue of the federal and state courts located in New York City, New York, although the Lender shall not be limited to bringing an action in such courts.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed by its duly authorized corporate officer as of the day and year first above written.

                                                     [NAME OF APPLICABLE BORROWER]

                                                     By:      ________________________________

                                                     Title:   ________________________________

                                                  EXHIBIT B-1

                                          FORM OF NOTICE OF BORROWING

                                              ________________, ____

Wachovia Bank, National Association,
as Administrative Agent
Charlotte Plaza Building
201 South College Street, 8th Floor NC 0680
Charlotte, North Carolina 28288
Attention:  Syndication Agency Services

Ladies and Gentlemen:

         The undersigned, [NAME OF BORROWER] (the "Borrower"), refers to the Credit Agreement, dated as of June
6, 2006 (as amended, modified, restated or supplemented from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), among The Phoenix Companies, Inc., Phoenix Life Insurance
Company, Phoenix Investment Partners Ltd., certain Lenders from time to time parties thereto, you, as
Administrative Agent for the Lenders, and the other named agents identified therein, and, pursuant to
Section 2.2(b) of the Credit Agreement, hereby gives you, as Administrative Agent, irrevocable notice that the
Borrower requests a Borrowing of Loans under the Credit Agreement, and to that end sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.2(b) of the Credit
Agreement:

                  (i)   The aggregate principal amount of the Proposed Borrowing is $_______________.

                  (ii)  The Loans comprising the Proposed Borrowing shall be initially made as [Base Rate
         Loans] [LIBOR Loans].

                  (iii) [The initial Interest Period for the LIBOR Loans comprising the Proposed Borrowing shall be [one/two/three/six months].]

                  (iv) The Proposed Borrowing is requested to be made on __________________ (the "Borrowing
         Date").

         The Borrower hereby certifies that the following statements are true on and as of the date hereof and will be true on and as of the Borrowing Date:

                  A.   Each of the representations and warranties contained in Article IV of the Credit
         Agreement and in the other Credit Documents is and will be true and correct both immediately before and after giving effect to the Proposed Borrowing (except to the extent any such representation or warranty is expressly stated to have been made as of a

         specific date, in which case such representation or warranty shall be true and correct as of such date);

                  B.   No Default or Event of Default has occurred and is continuing both immediately before and after giving effect to the Proposed Borrowing; and

                  C.   After giving effect to the Proposed Borrowing, the sum of the aggregate principal amount of Loans outstanding will not exceed the aggregate Credit Commitments.

                                                     Very truly yours,

                                                     [NAME OF APPLICABLE BORROWER]

                                                     By:      _________________________________

                                                     Title:   _________________________________

                                                  EXHIBIT B-2

                                   FORM OF NOTICE OF CONVERSION/CONTINUATION

                                               _____________, _____

Wachovia Bank, National Association,
as Administrative Agent
Charlotte Plaza Building
201 South College Street, 8th Floor NC 0680
Charlotte, North Carolina 28288
Attention:  Syndication Agency Services

Ladies and Gentlemen:

         The undersigned, [NAME OF BORROWER] (the "Borrower"), refers to the Credit Agreement, dated as of June
6, 2006 (as amended, modified, restated or supplemented from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), among The Phoenix Companies, Inc., Phoenix Life Insurance
Company, Phoenix Investment Partners Ltd., certain Lenders from time to time parties thereto, you, as
Administrative Agent for the Lenders, and the other named agents identified therein, and, pursuant to
Section 2.11(b) of the Credit Agreement, hereby gives you, as Administrative Agent, irrevocable notice that the
Borrower requests a [conversion] [continuation] of Loans under the Credit Agreement, and to that end sets forth below the information relating to such [conversion] [continuation] (the "Proposed [Conversion] [Continuation]")
as required by Section 2.11(b) of the Credit Agreement:

                 (i)   The Proposed [Conversion] [Continuation] is requested to be made on _______________.(1)

                 (ii)  The Proposed [Conversion] [Continuation] involves $____________ in aggregate principal amount of Loans made pursuant to a Borrowing on ________________, which Loans are presently maintained as [Base Rate] [LIBOR] Loans and are proposed hereby to be [converted into Base Rate Loans] [converted into LIBOR Loans] [continued as LIBOR Loans].

                 (iii) [The initial Interest Period for the Loans being [converted into] [continued as] LIBOR
         Loans pursuant to the Proposed [Conversion] [Continuation] shall be [one/two/three/six months].]

__________________________________

         (1) Shall be on the same Business Day as the intended conversion (in the case of any conversion of
LIBOR Loans into Base Rate Loans) or at least three Business Days after the date hereof (in the case of any conversion of Base Rate Loans into, or continuation of, LIBOR Loans), and additionally, in the case of any conversion of LIBOR Loans into Base Rate Loans, or continuation of LIBOR Loans, shall be the last day of the
Interest Period applicable to such LIBOR Loans.

         The Borrower hereby certifies that the following statement is true both on and as of the date hereof and on and as of the effective date of the Proposed [Conversion] [Continuation]: no Default or Event of Default has
or will have occurred and is continuing or would result from the Proposed [Conversion] [Continuation].

                                                     Very truly yours,

                                                     [NAME OF APPLICABLE BORROWER]

                                                     By:      _________________________________

                                                     Title:   _________________________________

                                                   EXHIBIT C

                                         FORM OF COMPLIANCE CERTIFICATE

         THIS CERTIFICATE is delivered pursuant to the Credit Agreement, dated as of June 6, 2006 (the "Credit
Agreement"), among The Phoenix Companies, Inc., a Delaware corporation (the "Parent"), Phoenix Life Insurance
Company, a New York stock insurance company, Phoenix Investment Partners Ltd., a Delaware corporation, the
Lenders from time to time parties thereto, Wachovia Bank, National Association, as Administrative Agent, and
the other named agents identified therein. Capitalized terms used herein without definition shall have the meanings given to such terms in the Credit Agreement.

         Each of the undersigned hereby certifies that:

         1.     He is a duly elected Financial Officer of the Borrowers.

         2.     Enclosed with this Certificate are copies of the financial statements of the Parent and its
Subsidiaries as of _____________, and for the [quarter] [year] then ended, required to be delivered under
Sections 5.1(a) through (d), as applicable, of the Credit Agreement. Such financial statements have been prepared in accordance with the requirements set forth in the Credit Agreement and fairly present the financial condition of the Parent and its Subsidiaries on a consolidated basis as of the date indicated and the results of operation of the Parent and its Subsidiaries on a consolidated basis for the period covered thereby.

         3.     The undersigned has reviewed the terms of the Credit Agreement and has made, or caused to be made under the supervision of the undersigned, a review in reasonable detail of the transactions and condition of the Parent and its Subsidiaries during the accounting period covered by such financial statements.

         4.     The examination described in paragraph 3 above did not disclose, and the undersigned has no knowledge of the existence of, any Default or Event of Default during or at the end of the accounting period covered by such financial statements or as of the date of this Certificate. [, except as set forth below.

Describe here or in a separate attachment any exceptions to paragraph 4 above by listing, in reasonable detail, the nature of the Default or Event of Default, the period during which it existed and the action that the Parent has taken or proposes to take with respect thereto.]

         5.     Attached to this Certificate as Attachment A is a worksheet reflecting the computation of the financial covenants and information set forth in Article VI of the Credit Agreement as of the last day of and for the period covered by the financial statements enclosed herewith.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the _______ day of _____________, ____

                                                     THE PHOENIX COMPANIES, INC.

                                                     By:      ___________________________________

                                                     Name:    ___________________________________

                                                     Title:   ___________________________________

                                                     PHOENIX LIFE INSURANCE COMPANY

                                                     By:      ___________________________________

                                                     Name:    ___________________________________

                                                     Title:   ___________________________________

                                                     PHOENIX INVESTMENT PARTNERS, LTD.

                                                     By:      ___________________________________

                                                     Name:    ___________________________________

                                                     Title:   ___________________________________

                                                  ATTACHMENT A

                                         COVENANT COMPLIANCE WORKSHEET

                                       [To be attached by the Borrowers.]

                                                   EXHIBIT D

                                       FORM OF ASSIGNMENT AND ASSUMPTION

         THIS ASSIGNMENT AND ASSUMPTION (this "Assignment and Assumption") is dated as of the Effective Date set forth below and is entered into by and between [NAME OF ASSIGNOR] (the "Assignor") and [NAME OF ASSIGNEE]
(the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the
Credit Agreement identified below, receipt of a copy of which is hereby acknowledged by the Assignee. The
Standard Terms and Conditions set forth in Annex 1 attached hereto (the "Standard Terms and Conditions") are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

         For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the
Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative
Agent as contemplated below (i) all of the Assignor's rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the
Assignor under the respective facilities identified below (including any guarantees included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

         1.       Assignor:                 ______________________________

         2.       Assignee:                 ______________________________
                                            [and is an Affiliate/Approved Fund of [NAME OF LENDER](1)]

         3.       Borrowers:                THE PHOENIX COMPANIES INC.
                                            PHOENIX LIFE INSURANCE COMPANY
                                            PHOENIX INVESTMENT PARTNERS, LTD.

_______________________________

(1)Select as applicable.

         4.       Administrative Agent:  Wachovia Bank, National Association, as the Administrative Agent
under the Credit Agreement.

         5.       Credit Agreement:   The Credit Agreement, dated as of June 6, 2006 (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"), among The Phoenix Companies, Inc., Phoenix
Life Insurance Company, Phoenix Investment Partners Ltd., certain lenders from time to time parties thereto
(the "Lenders"), Wachovia Bank, National Association, as Administrative Agent, and the other named agents identified therein.

         6.       Assigned Interest:

------------------------------------------------------------------------------------
     Aggregate Amount of              Amount of              Percentage Assigned
  Commitment/Loans for all         Commitment/Loans                   of
         Lenders(2)                  Assigned(2)             Commitment/Loans(3)
------------------------------ ------------------------- ---------------------------
$                              $                                  %
------------------------------ ------------------------- ---------------------------
$                              $                                  %
------------------------------ ------------------------- ---------------------------
$                              $                                  %
-------------------------------------------------------- ---------------------------

         [7.      Trade Date:               ______________](4)

         8.       Effective Date:   ______________ [TO BE INSERTED BY THE ADMINISTRATIVE AGENT AND WHICH SHALL BE
THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

____________________________________

(2)Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the
Trade Date and the Effective Date.
(3)Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
(4)To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

                                                       2

         The terms set forth in this Assignment and Assumption are hereby agreed to:

                                                     ASSIGNOR:

                                                     [NAME OF ASSIGNOR]

                                                     By:      _________________________________

                                                     Title:   _________________________________

                                                     ASSIGNEE:

                                                     [NAME OF ASSIGNEE]

                                                     By:      _________________________________

                                                     Title:   _________________________________

[Consented to and](5) Accepted:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:      _________________________________

Title:   _________________________________

[Signatures continued on next page.]

________________________________

(5)To be added only if the consent of the Administrative Agent is required by the terms of the Credit
Agreement.

                                                       3

[Consented to:](6)

THE PHOENIX COMPANIES, INC.

By:      ___________________________________

Name:    ___________________________________

Title:   ___________________________________

PHOENIX LIFE INSURANCE COMPANY

By:      ___________________________________

Name:    ___________________________________

Title:   ___________________________________

PHOENIX INVESTMENT PARTNERS, LTD.

By:      ___________________________________

Name:    ___________________________________

Title:   ___________________________________

________________________________

(6)To be added only if the consent of the Borrowers is required by the terms of the Credit Agreement.

                                                       4

                                                                           ANNEX 1 to Assignment and Assumption

         The Credit Agreement, dated as of June 6, 2006 (as amended, modified, restated or supplemented from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), among The Phoenix Companies, Inc., Phoenix Life Insurance Company, Phoenix Investment Partners Ltd.
(collectively, the "Borrowers"), certain Lenders from time to time parties thereto, Wachovia Bank, National
Association, as Administrative Agent, and the other named agents identified therein

                                       STANDARD TERMS AND CONDITIONS FOR
                                           ASSIGNMENT AND ASSUMPTION

         1.       Representations and Warranties.

         1.1      Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of the Borrowers, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrowers, any of their Subsidiaries or
Affiliates or any other Person of any of their respective obligations under any Credit Document.

         1.2.     Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other
Lender, and (v) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in

taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations that by the terms of the Credit Documents are required to be performed by it as a
Lender.

         2.       Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the
Assignor for amounts that have accrued to but excluding the Effective Date and to the Assignee for amounts that have accrued from and after the Effective Date.

         3.       General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption
shall be governed by, and construed in accordance with, the laws of the State of New York (including Sections
5-1401 and 5-1402 of the New York General Obligations Law, but excluding all other choice of law and conflicts of law rules).

                                                Schedule 1.1(a)

                                                Commitments and
                                                Notice Addresses

                                                  Commitments

               ------------------------------------------------------------------------------

                                                                             Commitment
                               Lender
               ------------------------------------------------------- ----------------------
                Wachovia Bank, National Association                         $25,000,000
               ------------------------------------------------------- ----------------------
                The Bank of New York                                        $20,000,000
               ------------------------------------------------------- ----------------------
                Harris Nesbitt Financing, Inc.                              $20,000,000
               ------------------------------------------------------- ----------------------
                JPMorgan Chase Bank, N.A.                                   $20,000,000
               ------------------------------------------------------- ----------------------
                PNC Bank, National Association                              $20,000,000
               ------------------------------------------------------- ----------------------
                Fifth Third Bank                                            $20,000,000
               ------------------------------------------------------- ----------------------
                State Street Bank and Trust Company                         $15,000,000
               ------------------------------------------------------- ----------------------
                Webster Bank                                                $10,000,000
               ------------------------------------------------------------------------------

                TOTAL                                                      $150,000,000
               ------------------------------------------------------------------------------

                                                Notice Addresses

---------------------------------------------------------------------------------------------------------------
                           Party                                                     Address

------------------------------------------------------------ --------------------------------------------------
 Borrowers                                                    One American Row
                                                              H3-W-2
                                                              Hartford, CT 06102-5056
                                                              Attention: Daniel J. Moskey, Vice President and
                                                              Treasurer
                                                              Telephone: (860) 403.5418
                                                              Telecopy: (860) 947.1516

                                                              With copies also marked "Attention: General
                                                              Counsel"

------------------------------------------------------------ --------------------------------------------------
 Wachovia Bank, National Association                          Instructions for wire transfers to the
                                                              Administrative Agent:

                                                              Wachovia Bank, National Association
                                                              ABA Routing No. 053000219
                                                              Charlotte, North Carolina
---------------------------------------------------------------------------------------------------------------

                                                       1

---------------------------------------------------------------------------------------------------------------
                                                              Account Number: 50000000_______
                                                              Account Name: _________________
                                                              Attention:  Syndication Agency Services

                                                              Address for notices as Administrative Agent:

                                                              Wachovia Bank, National Association
                                                              Charlotte Plaza Building
                                                              201 South College Street, 8th Floor NC 0680
                                                              Charlotte, North Carolina 28288
                                                              Attention: Syndication Agency Services
                                                              Telephone: (704) 383-3721
                                                              Telecopy: (704) 383-0288

                                                              Address for notices as a Lender:

                                                              Wachovia Bank, National Association
                                                              One Wachovia Center, 15th Floor
                                                              301 South College Street
                                                              Charlotte, North Carolina 28288-0760
                                                              Attention: Will Goley
                                                              Telephone: (704) 383-8180
                                                              Telecopy: (704) 374-3300

------------------------------------------------------------ --------------------------------------------------
 The Bank of New York                                         One Wall Street
                                                              New York, New York 10286
                                                              Attn: Tonny G. Pinilla
                                                              Phone: (212) 635-7912
                                                              Fax: (212) 809-9520

------------------------------------------------------------ --------------------------------------------------
 Harris Nesbitt Financing, Inc.                               115 S. LaSalle Street
                                                              Chicago, Illinois 60603
                                                              Attn: Stephen A. Maenhout
                                                              Phone: (312) 750-6043
                                                              Fax: (312) 750-6057

------------------------------------------------------------ --------------------------------------------------
 JPMorgan Chase Bank, N.A.                                    270 Park Avenue, 4th Floor
                                                              New York, New York 10017
                                                              Attn: Lawrence Palumbo
                                                              Phone: (212) 270-7525
                                                              Fax: (212) 270-1511

---------------------------------------------------------------------------------------------------------------

                                                       2

---------------------------------------------------------------------------------------------------------------
 PNC Bank, National Association                               500 First Avenue
                                                              Pittsburgh, Pennsylvania 15219
                                                              Attn: Marc Accamando
                                                              Phone: (412) 768-7647
                                                              Fax: (412) 768-4586

------------------------------------------------------------ --------------------------------------------------
 Fifth and Third Bank                                         38 Fountain Square Plaza
                                                              MD: 109046
                                                              Cincinnati, OH 45202
                                                              PH: 513-534-0836
                                                              FX: 513-534-5947

------------------------------------------------------------ --------------------------------------------------
 State Street Bank and Trust Company                          225 Franklin Avenue MAO 11
                                                              Boston, Massachusetts 02110
                                                              Attn: Nicole Bertone
                                                              Phone: (617) 664-3833
                                                              Fax: (617) 664-3941

------------------------------------------------------------ --------------------------------------------------
 Webster Bank                                                 CityPlace II, 5th Floor
                                                              185 Asylum Street
                                                              Hartford, Connecticut 06103
                                                              Attn: Donna A. Long
                                                              Phone: (860) 692-1353
                                                              Fax: (860) 947-1872

--------------------------------------------------------------------------------------------------------------

                                                       3

                                                  SCHEDULE 4.6

IRS --- Examination of Federal income tax returns for tax years ended December 31, 2002 and December 31, 2003.
The statute of limitations has been extended until June 30, 2007 for the tax year ended December 31, 2002.

IRS -- Examination of employment taxes for tax years ended December 31, 2002 and 2003. Statutes of limitations has been extended to June 30, 2007 for both years.

State & local income franchise and premium tax:

                                          The Phoenix Companies, Inc.
                                Status of State and Local Tax Audits and Appeals
                                               As of June 2, 2006

State Income/Franchise Tax Audits

                 Company                         Jurisdiction
-------------------------------------------     ------------------------
Phoenix Investment Counsel, Inc.                   Florida
Phoenix Investment Partners, Ltd.                  New York

State Income/Franchise Tax Desk Audits and Appeals

                 Company                         Jurisdiction
-------------------------------------------     ------------------------
Phoenix Equity Planning Corporation             Pennsylvania
PFG Holdings Inc.                               Pennsylvania
Phoenix Investment Counsel, Inc.                New Jersey
DPCM Holdings, Inc.                             New York

State Premium Tax Audits, Appeals and            Jurisdiction
Protests
                                                ------------------------
Phoenix Life Insurance Company                     Florida
Phoenix Life Insurance Company                      Texas
Phoenix Life Insurance Company                        Puerto Rico
Phoenix Life Insurance Company                  Pennsylvania

State Sales Tax Audits, Appeals and              Jurisdiction
Protests
                                                ------------------------
Phoenix Life Insurance Company                        Connecticut
Phoenix Equity Planning Corporation                   Connecticut

Extension of statutes for assessment             Jurisdiction     Description
------------------------------------            ----------------------------------
Phoenix Life Insurance Company                   Connecticut   extended sales tax assessment through 7/31/06
                                                               for the period 5/99 to 4/02
Phoenix Life Insurance Company                   Connecticut   extended sales tax assessment through 1/31/07
                                                               for the period 5/02 to 4/05
Phoenix Investment Partners, Ltd.                  New York    extended franchise tax assessment through
                                                               12/15/06 for period 1999 through 2001.
Phoenix Equity Planning Corporation              Connecticut   extended sales tax assessment through 1/31/07
                                                               for the period 5/02 to 4/05

                                                  SCHEDULE 4.7
                                              PRIMARY SUBSIDIARIES

---------------------------------------------------------------------------------------------------------------
Company Name                                    State of Incorporation              Ownership
---------------------------------------------------------------------------------------------------------------
American Phoenix Life & Reassurance Company           Connecticut         PM Holdings, Inc (100%)
---------------------------------------------------------------------------------------------------------------
PHL Variable Insurance Company                        Connecticut         PM Holdings, Inc (100%)
---------------------------------------------------------------------------------------------------------------
Phoenix Investment Partners, LTD.                      Delaware           Phoenix Investment Management
                                                                            Company (100%)
---------------------------------------------------------------------------------------------------------------
Phoenix Life and Annuity Company                      Connecticut         PM Holdings, Inc (100%)
---------------------------------------------------------------------------------------------------------------
Phoenix Life Insurance Company                         New York           The Phoenix Companies, Inc. (100%)
---------------------------------------------------------------------------------------------------------------
Phoenix Investment Management Company                 Connecticut         The Phoenix Companies, Inc. (100%)
---------------------------------------------------------------------------------------------------------------
PM Holdings, Inc                                      Connecticut         Phoenix Life Insurance Company (100%)
---------------------------------------------------------------------------------------------------------------

                                                 SCHEDULE 4.11

Contribution to Agent Savings and Investment Plan

On March 19, 2004, April 6, 2004 and April 21, 2004 the Company inadvertently missed the payment of the employer match contribution on behalf of one participant in The Phoenix Companies, Inc. Agent Savings and
Investment Plan. As of this date this contribution and lost earnings have been restored in full to the participant's account.

The Company is terminating The Phoenix Companies, Inc. Agent Savings and Investment Plan and The Phoenix
Companies, Inc. Agent Pension Plan.

DOL Settlement

The U.S. Department of Labor conducted an audit of the Employee Pension Plan in September 1999, for the years
1996-1999. The audit was completed in September 2001.

DOL accuses Phoenix of "prohibited transactions" under the Employee Retirement Income Security Act of 1974
(ERISA). Specifically, they maintain management fees charged to the pension plan by Phoenix Investment Counsel were too high. Although Phoenix contested those claims, in 2002 it agreed to settle the dispute by imposing a
"fee holiday" to the plan, under which it will repay $2.5 million over a period of time.

DOL also imposed a $250,000 penalty.

                                                  SCHEDULE 7.1
                                           SCHEDULED PERMITTED LIENS

None